UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08649

                    EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor

                                 New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler

640 Fifth Avenue, 8th Floor

                                   New York, NY 10019

(Name and address of agent for service)

registrant’s telephone number, including area code:  212-735-9500

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

DECEMBER 31, 2013

SEMI-ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2013

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended December 31, 2013, the E.I. I. Realty Securities Fund declined -2.5% on a per share basis outperforming the -3.8% return for the FTSE NAREIT Equity REITs Index (the “Index”). For the calendar year ending December 31 the Fund rose 2.5% in line with the Index gain of 2.5%.

The US REIT sector capped off 2013 as one of the most difficult years, from the perspective of performance relative to the general equities markets since the start of the “modern REIT era” some 20+ years ago. The group ended the year with a total return of 2.5%, respectively. The S&P 500 produced a total return of 32.4% for the full year.

The US economy exhibited enough sustainable strength in December to give the Federal Reserve (“Fed”) the confidence to begin the long awaited “tapering” of its financial stimulus. Capital markets had been anticipating this event for the past seven months, with 10-year treasury yields having backed up from 1.7% to 3.0% over this period.

The US economy ended the year on a positive note with key economic drivers, including retail sales, housing, consumer confidence and the stock market all contributing to a festive outlook. 2014 will likely see a continuation of “measured” and “data-dependent” tapering by the Fed as the economy is deemed to be on a more solid growth trajectory. In Washington, several headwinds – related to taxes, healthcare and other policy matters – were partially addressed allowing the government to start the new political year with a slightly cleaner slate.

We had anticipated that REITs would underperform broad equities markets after four years of outperformance, but not the 30% magnitude of the differential. The “elephant in the room” for the REIT sector was the now infamous May announcement by the Federal Reserve that the economy was likely approaching a phase wherein the aggressive monetary policy methods, post-financial crisis could start to be unwound. The policy induced correction that followed, while not unprecedented, was certainly more violent and long-lived than what we have experienced in prior history. Another dynamic at play during the year, which was partially related to the shift in market sentiment from “safe to risky” and partly attributable to the broader unwind of REIT shares, was the wide dispersion of returns between large cap and small cap REITs. This phenomenon was clearly delineated by the performance of REITs in the large capitalization REITs in the S&P 500 which trailed the smaller capitalization REITs in the Russell 2000 by -13.7%. This anomaly lasted from the time of the 2012 presidential election through the end of 2013. While the residual effects of this event could re-emerge in 2014, it does appear that the compelling valuation of large caps versus small caps coupled with the higher overall leverage of small cap names in a rising interest rate environment makes large cap, high quality REITs a most attractive relative value proposition.

While the big market story of 2013 was the taper-induced correction, there were several other events that in a more “normal” year would have warranted much more attention. 2013 was a big year for Initial Public Offering (“IPO”) activity in REITs and REOCs with Blackstone Group (BX) cornering a big piece of that market. It was also a year where we saw the beginning of a mini-M&A boom in the REIT sector. The most interesting transaction was the Essex Property Trust Inc. (ESS) announced merger with BRE Properties Inc. (BRE), an intrigue-packed courting ritual that lasted for over a year.

Market Analysis

The monetary policy induced sell-off in 2013 has brought back into focus a long standing debate amongst investors as to the interest rate sensitivity of US REITs. Several noteworthy studies have shown that the long-term correlation of REIT returns and bonds has been essentially zero. A recent National Association of Real Estate Investment Trusts (“NAREIT”) study has shown that while there is little correlation with REIT performance and interest rates in the long run. However, there is evidence that REIT performance is significantly impacted at the inflection points in monetary policy when the Federal Reserve is deemed to have begun to tighten. There have been three periods over the past 23 years when this phenomenon has occurred and the sensitivity appears to have grown with each episode, reflecting both the increased size and character of the REIT market. In the first two periods in question, February through May of 1994 and April through June of 2004, short term measurements using 1-month rolling correlations showed a sharp and distinct negative correlation immediately following the beginning of Federal Reserve monetary tightening. In 2013, the period of correction began with the May 21st hint that the Federal Reserve would consider tapering their $85 billion per month bond purchase plan. REITs traded down -18% over the subsequent six week period, which coincided with a move in the 10 year treasury from 1.6% to nearly 3.0%.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2013

(unaudited)

Given the actual taper event did not occur until December, the REITs continued to trade poorly and with a high correlation to interest for approximately seven months. The biggest differences between the first two episodes and the 2013 event was 1) the REIT sector was larger, more broadly owned, and thus more liquid at each occurrence and 2) the 1994 and 2004 events were explicit increases in the Federal Funds rate, conventional monetary policy, whereas the May taper talk was inexplicit at a time of unconventional monetary policy. In summary, the long term correlation of REIT performance with interest rates is near zero, notwithstanding their reputation as interest sensitive. But that reputation does manifest itself with sharp corrections in REITs in each cycle at the inflection point when monetary policy first begins to tighten.

Given the various cross-currents and volatility in the REIT sector during 2013, it is not too surprising to have seen an extremely wide divergence in stock performance amongst the property sectors. A key defensive mechanism for operating in the midst of the “taper tantrum” was to substantially shorten the lease duration of the portfolio, not unlike what bond managers do with their bond portfolios in rising interest rate environments and focus on sectors with industry leading cash flow growth. The best performing property sectors during 2013, lodging (27.2%), self-storage (9.5%) and industrial (7.4%) all have traditionally short lease durations and exhibited cyclically high growth characteristics, which went a long way towards providing a cushion. All three sectors also tend to have revenue streams that are more highly correlated to gross domestic product (“GDP”) growth which proved to be a tailwind for the better part of the year.

The worst performing sectors in 2013 were healthcare (-7.1%), apartments (-6.2%) and regional malls (-1.0%). In the case of healthcare, which has been a poor performer most of the year, the bond-like characteristics of the asset class coupled with the potential hindering of the “spread investment” operating model was too much of a challenge to overcome. The biggest knock on the apartment sector in 2013 was the moderating growth story given that the sector is in the later stages of the cycle and development deliveries are still accelerating, though the December announcement of the merger of Essex PropertyTrust Inc. and BRE Properties Inc. helped performance at year-end. Regional malls did manage to outperform the REIT group in the fourth quarter even though holiday sales only achieved the low end of consensus expectations and brick-and-mortar sales were far outshined by e-commerce sales. The silver lining on the e-commerce front is that the traditional retailers have now become much more competitive with the on-line only retailers through their omni-channel operating models and this is proving to be a winning formula.

Capital Markets and Investment Activity

While 2013 was a disappointing year from the standpoint of absolute and relative stock performance, the underlying strength of the property sector and the strong capital markets environment made for an extremely active market for IPO’s, follow-on equity issuance and mergers and acquisitions (“M&A”) activity. The REIT/REOC space was very active in the fourth quarter with the pricing of five IPO’s for total proceeds of $5.7 billion. The largest deal was Blackstone’s Hilton Worldwide Holding’s (HLT) $2.7 billion re-IPO of its global hotel platform. The total market capitalization of HLT is approaching $20 billion. Blackstone also IPO’s their shopping center platform, Brixmor Property Group (BRX) with a $950 million offering. IPO activity in 2013 was $8.0 billion.

Follow-on, or secondary equity issuance, slowed in the fourth quarter, not surprising given much of the group was trading at a discount to net asset value (“NAV”) over the past two quarters. The sector absorbed $3.1 billion of total follow-on/bought deals in the quarter with the most sizeable activity coming from the triple-net lease and healthcare sectors. Realty Income (O) and National Health Investors (NHI) each did $300+ million raises. Total secondary equity issuance for full year 2013 was a robust $28.5 billion.

In M&A news, two noteworthy transactions were announced in December. First, US regional mall heavy-weight, Simon Property Group (SPG) announced that they would spin-off all of their strip centers and smaller enclosed malls into an independent, publicly traded REIT. “Spinco” will initially own or have an interest in 54 strip centers and 44 malls. Second, following a tumultuous year of on-again/off-again speculation came the December merger announcement. Essex Property Trust Inc. and BRE Properties Inc. will combine to form the third largest apartment REIT and the only west coast focused apartment REIT. The transaction will take the form of ESS stock plus a cash component paid to BRE shareholders.

We added two new positions to the Fund during the fourth quarter, National Health Investors and National Retail Properties (NNN) and both come from the beaten up triple-net/healthcare sectors. Both NHI and NNN have the strongest balance sheets in their respective sectors, and both are small enough, such that their acquisition programs in 2014 should be material enough to generate solid external growth, without being reliant on issuing large amounts of equity.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2013

(unaudited)

We exited several positions during the period, and all were related to taking profits due to outsized outperformance, and redeploying proceeds into more attractive opportunities. The sales were: Apollo Commercial (ARI), General Growth Properties (GGP), Host Hotels (HST) and Ramco-Gershenson (RPT).

Property Analysis

Office

Overall U.S. job growth continues to improve and expectation is for monthly job growth to accelerate to over 200,000 net new jobs per month in 2014; however a lot of this job growth is low paying and less office intensive than in previous recoveries. The office sector faces additional headwinds as office worker densification and telecommuting are long-term trends that will continue to hinder growth. On the bright side, supply remains well below the historical average, and the markets that are seeing supply are areas where office using job growth is strong enough to absorb new space coming onto the market. Markets levered towards technology, advertising, media, information and energy are seeing the most growth, which is helping to offset weakness from law, finance and government tenants.

Cap rates remain sticky despite a significant increase in the 10 year treasury rate in 2013 and with expectation of further rate increases in 2014 the worry is that valuation estimates will have to decrease as cap rates will have nowhere to go but up. We favor higher barrier to entry central business district (“CBD”) markets levered towards outsized job growth and companies within these markets that can develop at yields that are significantly above current market cap rates. This should help to offset any decrease in values from increasing cap rates and increase the likelihood of upward revisions to both NAV and earnings.

Regional Malls

Retail sales growth declined to the low single digits in the second half of 2013 from the high single digits in early 2012 generating mall REIT sector headwinds. Although sales growth in the high single digits was unsustainable and represented a recovery from the 2007-2009 recession, we have yet to see stabilization where the normalized tenant sales growth rate for the sector is in the 3-5% range. We believe that the trend is cyclical partly as the consumer has focused on big ticket items, which do not generate significant sales in malls, but also due to a structural issue — the shift in doing business from the store to the Internet where Internet sales are growing at a mid-teens rate.

On the operating front, we believe that mall operating fundamentals have hit peak levels with healthy sector occupancy gains of close to 1.0% in 2013, good pricing flexibility, and also robust same center net operating income (“NOI”) growth of approximately 4.0% in 2013 — 1.0% ahead of the sector’s long term average. The sector has benefited from very low tenant defaults, good demand for space from retailers that have yet to adjust their business plans for a slowing sales environment, and virtually no new supply of malls. Given the downsizing of the importance of the anchor store in the mall, anchor demand that supports construction of new malls is very limited. On the other hand, a shake out of the traditional mall anchor is a key issue in 2014 with weakness to note at both JCPenney and Sears where the risk is high that both retailers could close stores. Despite the mixed outlook noted, a key investment characteristic of the malls is a very stable operating performance due to the longer lease cycle of this asset class, which likely leads to same-center NOI growth remaining above the long term sector average in 2014 supported by more modest occupancy gains and good pricing flexibility.

Mall cap rates remain sticky despite the recent increase in interest rates. High-quality assets are trading in a cap rate range of 4.5-5.5% with lower productivity assets in a range of 7.0-8.0%.

Shopping Centers

Shopping center demand for REIT quality product was strong in 2013 and is likely to increase in 2014 as very little supply is slated to come on to the market over the next several years and growth plans from major retailers have started to accelerate. Demand from the small local retailers is weak but improving. The increase in home values in 2013 likely gives them more room to negotiate with local and national banks willing to lend to them for expansion plans, however we haven’t seen evidence that lending standards have really loosened that much and the majority of local tenants remain under water on their home despite the recent rise in home values. Demand from national tenants is strong and accelerating as they are having difficulty finding locations that can meet their short

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2013

(unaudited)

and intermediate term growth plans. In addition, they can no longer drive earnings through cost cutting measures and are looking more aggressively at growing top line revenue to drive future profits. Categories such as books, electronics and office supply are on the watch list for bankruptcy/consolidation, but there is more than enough demand from big box retailers to soak up this potential shadow supply.

Apartments

The outlook for 2014 continues to paint a decelerating picture for multifamily revenue and NOI growth, with the exception for West Coast centric names ESS & BRE. Furthermore, supply pressures continue to build, and expectation for the sector in 2014 is clearly a more moderated view of growth than has been experienced over the last 18-24 months. Axiometrics forecasts have supply growing nationally by 323,000 units in 2014 versus the 275,000 per year historical average and 184,000 in 2013. That said, supply growth may not be as detrimental to fundamentals as in past cycles given historically low supply growth from 2010-2012 at roughly on 125,000 units per year, however moderation is expected to be concentrated mostly in Washington DC and the Sunbelt markets in 2014 (especially for A-quality assets), with the West Coast markets holding up well (Seattle and Northern California slowing but still strong relative to other markets) and Southern California beginning to close the gap on its lagging recovery (especially for B-quality assets). Helping to offset some of these headwinds will be positive demand trends such as job growth, household formations and favorable demographics which should help absorb some of this new supply in select markets.

A headwind to the sector is cap rates movement higher, ranging from 20-50 basis points (“bps”), given rising interest rates and slowing rev/NOI growth. However, most of the bad news is already priced into stocks given that the Multifamily subsector trading at a low teen discount to NAV versus a 1% premium historically, and Multifamily has historically been the least negatively impacted by rising interest rates due to shorter lease terms. Share repurchase should become increasingly attractive though uncertainty with regard to interest rates, asset pricing and government-sponsored enterprise (“GSE”) direction should limit activity.

Healthcare

With their diversified portfolios, the operating performance for the healthcare REITs is mixed. Senior housing portfolio fundamentals have held up well with NOI growth of 5% plus in the operating portfolios and 2.5-3.0% in the triple net leased portfolios. However, construction starts have increased dramatically with starts totaling approximately 5% of total supply. As a result, NOI growth in the operating portfolios likely peaked in 2013, and we expect some slowing in 2014. Due to the chaotic roll out of the Affordable Care Act (“ACA”), medical office tenants likely hit the pause button with regard to securing new space late in the year. Although the ACA faces numerous hurdles in 2014, we are seeing enrollment increase particularly with regard to Medicaid patients. As a result, demand for space in medical office portfolios could begin to accelerate. Finally, nursing home operator fundamentals have been in a protracted negative trend due to reimbursement cuts such as the 2% Medicare cut from sequestration and also lower admissions. However, nursing home operating performance has held up and continues to support rental payments to healthcare REITs. All told, healthcare REIT NOI growth should hold up reasonably well in 2014 with overall same-center NOI growth in the 2-3% range.

Healthcare facility cap rates also have remained sticky, which has hurt the sector from an investment perspective since healthcare REIT stocks have come under pressure, increasing their cost of capital. The result is a difficult spread-investment market — a key component of healthcare REIT earnings growth. Healthcare REIT implied cap rates are in the mid-6% range, while pricing on assets has not changed since private investors remain active in the space. Senior housing acquisition cap rates have held in the 6.0% to 7.5% range, while medical office building cap rates are in the range of 6.25% to up to 8.0% for select assets.

Lodging

Lodging sector fundamentals remain steady, and there are potentially less macro concerns on the horizon. Overall, demand growth is still positive, tracking at roughly 2.0% according to SmithTravelResearch (“STR”), which is similar to the third quarter’s growth. Supply growth remains fairly stable at 0.7%, which is where it’s been for the past year. Most expectations for 2014 are that supply rises to 1%-1.5%. This is a level that warrants monitoring, but is still below the 2% long-term average. In the fourth quarter, occupancy rose by roughly 200 bps according to STR. This was the best quarterly occupancy growth of the year, but Average Daily Rate (ADR) growth remains the more important metric at this point in the cycle. ADR grew roughly 3% in the fourth quarter, which is slightly lower than the 4% year-to-date (“YTD”) growth. Fourth quarter revenue per available room (“RevPAR”) is estimated at roughly

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2013

(unaudited)

6%, which is very similar to the overall 2013 growth. Most RevPAR outlooks remain in the 5.0%-7.0% for 2014 forecasts. Generally, fundamentals should remain intact during 2014, and RevPAR growth is anticipated to improve for the REIT’s. A substantial amount of capital remains tabbed for hotel investments, but the amount of product available for sale remains limited.

Self Storage

Storage fundamentals are strong overall, but results have likely peaked. Demand is steady, and supply is still in check, but occupancies have essentially peaked, limiting revenue growth from here. Third quarter occupancy reached a record 91-92% for the public companies, but year over year (“YOY”) occupancy growth of 2.7% was the lowest in five quarters. With frictional vacancy of roughly 7% for the sector, upside from current levels is likely modest. A positive is that operators are more aggressive with rate. This led to RevPAF growth for the third quarter of nearly 8%, the best on record. However, revenue growth was 7.0%, lower than the second quarter’s 7.7%. We generally expect revenue growth to decelerate from here, but storage should lead almost all other property types in 2014. Expense growth is returning to more normalized levels, but marketing and promotion savings from higher occupancy will help operators manage increases in other areas, such as property taxes and utilities. The NOI outlooks for 2013 have improved since the beginning of the year, with the average forecast rising from nearly 5.5% to over 9.0%.

Despite the recent increase in interest rates, storage cap rates remain unchanged. Currently, core properties are regularly trading at a low 6% cap rate or lower, and portfolios are probably trading with at least a 50 bps premium. The transaction market remains busy with the REIT’s continuing to lead the market.

Industrial

Historically, Industrial real estate rents and net absorption have been driven by GDP growth and more specifically homebuilding, both of which are predicted to continue improving in 2014. In addition to the traditional demand drivers there has been development frenzy by online retailers that are trying to create more efficient distribution and fulfillment centers enabling same day or next day delivery service. These demand drivers coupled by muted new supply have led to the lowest vacancy rates seen across the sector since 2007.

With this backdrop, Industrial should be poised for strong cashflow growth in 2014, initially. However, we are starting to see the availability of development capital flowing back into the space and are concerned that new supply could tick up. The short life cycle of developing this product type along with asset trades in certain major submarkets reaching in excess of replacement costs, could create a backlog of new supply in the second half of 2014.

Triple Net Lease

Net lease fundamentals have gone from red hot to toned down. The increase in the 10 year treasury yield has had the most dramatic effect on this sector. Net lease with its predominately long term leases and low rental bumps has the most sensitivity to rate fluctuations. Before tapering discussions these REITs were able to issue equity at highly accretive levels that created a virtuous circle of external growth. This trade has unwound and the largest REITs who were the largest acquirers over the past 2 years will find it more and more difficult to grow cashflow.

Thus far, the private market cap rates have not changed materially. Cap rates during the fourth quarter of 2013 were up 0-50 bps across product types compared to historic lows during the first and second quarters of 2013. However, stocks are down 20%+ in some cases and the long term debt costs have gone up 150+ bps. For the sector to become more interesting, companies will need to be creative in sourcing deals or there will need to be a corresponding large increase in cap rates for private market transactions to enable the REITs to grow externally.

Commercial Mortgage

The 10 year Treasury has moved up to 3.0% from a low of 1.6% during 2013 and 1.9% at the beginning of 2013; normally this is not the ideal investment environment for a mortgage REIT. Despite the increase in rates, the fundamentals for the CRE mREIT sector remain strong. Dodd Frank and Basel III have created a regulatory environment where banks have seen large increases in capital charges and as a result they are not as aggressive on lending for non-stabilized assets nor on large loans. Additionally, funding

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2013

(unaudited)

rates for the CRE mREITs have actually decreased as the credit spread has tightened more than their base rate on intermediate duration financing. Domestically, the underlying fundamentals have improved significantly and as a result have de-risked the existing portfolio.

Furthermore, most CRE mREITs have operations with affiliates in Europe; a market that we believe will create outsized risk adjusted returns in 2014 for debt investments. Banks in Europe are even more hamstrung than here in the US and credit has been even tighter.

Our outlook for the sector overall is favorable for 2014. We favor companies with strong access to capital, which can execute larger transactions, execute on matched term financing ideally in a non-recourse manner and those with the in-house capabilities to underwrite loans in Europe.

Outlook

Following a disappointing year for the US REIT market from an absolute return perspective, and relative to the broader equity markets, we believe that 2014 has the potential to be a “reset” year for the sector and we are forecasting a total return of +10% to +12% for the group. The REIT sector overall is trading at roughly a 5% discount to NAV, but when we parse the data, we see that several large sectors are trading at 10-15% discounts to NAV. US REITs rarely trade at large discounts to NAV for a sustained period of time, especially during periods when the broader economy is still in expansion mode.

We have vetted several of the reasons why REITs saw such a dramatic correction in the latter part of 2013, and with the financial markets now appearing to have “come to terms” with the moderation and eventual elimination of quantitative easing, the actual impact on the sector should be much more muted going forward. Recent research has done a commendable job of isolating the impacts of various external events on REIT performance and qualitative easing is an example of one externality that clearly lifted the group when initially implemented and caused dislocation upon announcement of its pending removal, yet external factors such as accelerating economic growth, employment growth, and attractive supply/demand dynamics will have a more far reaching impact over the longer term.

The consensus view for economic activity in the US in 2014 can be best described as a “Goldilocks” scenario, with real GDP growth expected to accelerate to +3.0%, inflation to come in well below the Federal Reserve’s target level of 2.0% and an outlook for job growth, spending and the housing market which collectively bode extremely well for commercial real estate.

The large divergence in returns between small cap and large cap REITs, a phenomenon which goes back to the fall of 2012, is also poised to reverse in 2014. There is a fundamental case to be made for large cap REITs today both on an absolute and relative basis versus small caps and to the extent that the valuation gap does not close in the short term, we believe that many companies will be apt to proactively work to arbitrage away these disparities. This could take the form of stock buyback programs, joint venture asset sales, outright asset sales, or some combination of all of the above. The private markets continue to have a large and deep appetite for institutional quality real estate and this demand is coming from diverse sources that are domiciled both on and off-shore.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - Institutional Shares

December 31, 2013

(unaudited)

	Returns for the Periods Ended December 31, 2013 Average Annual Total Return
	Six Month	One Year	Five Years	Ten Years	Since Inception*
E.I.I. Realty Securities Fund	-2.53%	2.47%	16.02%	9.11%	9.22%
FTSE NAREIT Equity REITs Index(1)	-3.78%	2.47%	16.50%	8.42%	9.15%
Wilshire Real Estate Securities Index(1)	-3.53%	2.14%	16.82%	8.43%	9.23%

*  Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.28% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2013

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period ended December 31, 2013 the E.I.I. International Property Fund rose 7.5% on a per share basis compared to an increase of 7.1% for the FTSE EPRA/NAREIT Developed ex-US Index (the “Index”). For the calendar year 2013 the Fund returned 4.3% versus 6.1% for the Index. Net assets in the Fund totaled $893.5 million at the end of the year.

Overview

During most of the fourth quarter global markets were fixated on the timing of the much talked about “taper” of quantitative easing (“QE”) in the US and the impact that it might have on the global economy. After a series of relatively disappointing US employment and economic data, most analysts had expected the Federal Reserve (“Fed”) to hold fire on announcing any unwinding of QE until 2014. The market was, therefore, surprised when the announcement came in late December that the Fed would reduce its bond purchases from $85 billion a month to $75 billion beginning January 2014. Contrary to expectations, the move prompted a surge in the US equity market, as well as a corresponding decline in bond markets, with the yield on the 10-year treasury note closing above 3% for the first time since mid-2011.

Outcomes from China’s long-awaited Plenum added to market jitters during the quarter as China’s leaders gave minimal substance to their promises to deal with critical issues surrounding the growth of the world’s second-largest economy.

Global markets also had to contend with political headwinds blowing in from elsewhere: escalating of tensions over air and sea rights between China and Japan, continued turbulence in the Middle East, and rapidly deteriorating economic and political conditions in Turkey, Brazil and India. Despite these challenges, the broader equity markets performed well as investors began to shift out of the safe haven of government bonds in favor of equities – in particular social media and higher risk/growth opportunities.

The higher-yielding asset classes – such as global REITs – saw their appeal diminish and most property markets underperformed their broader market peers during both the quarter and the year. This was most pronounced in the US where the REITs returned 2.5% for the year, significantly lagging the S&P 500, which rose over 30% in 2013.

By the end of the fourth quarter, some positive signals began to emerge. In Spain and several other European markets there were signs of a recovery in retail sales, while, in the US, data continued its upward trend – albeit at a modest rate – and the announcement of the January commencement of tapering seemed to have a calming effect on markets globally. Bond yields in most developed markets have also started to rise, hopefully as a harbinger of further growth, rather than a potential obstacle to future fixed investment.

After the end of the fourth quarter, new data emerged that indicated that Europe’s economy might be stronger than had been expected – particularly in Sweden, Italy and France. In November, these three economies saw industrial and manufacturing production surprise on the upside, while economic performance in the United Kingdom (“UK”) was somewhat weaker than expected. Germany continued its run of solid data, indicating that this export-oriented economy is finding customers worldwide. China reported much stronger imports than forecast, which may have contributed to Germany’s improving export prospects. Most of the economic data for the quarter is indicating that the global recovery remains on track, however the pace of growth may be sub-trend, which should allow for a benign interest rate environment for the foreseeable future. This will be positive for property shares, particularly the more income-oriented REITs worldwide.

During the fourth quarter, there was plenty of concern about housing “bubbles” in the UK, as has been the case for most of the year. Prices for prime residential property in London now average £2,400 per square foot. Although this has remained unchanged for the past three years, it is not what we might expect given the “bubble” concerns. The UK government is planning to introduce a capital gains tax to stem the rise in prices, but this will not be implemented until April 2015, and there is as yet no indication of what the tax rate will be on “future gains”. Either way, the Treasury does not appear to have a concrete plan on the issue, and the market is unlikely to be disrupted by it in the near term.

Interestingly, concerns around a possible housing “bubble” now hang over the Netherlands and the Nordic region, where household debt (mainly mortgages) has reached all-time highs relative to incomes (170-200%). This places these markets well above their global peers in this respect. Switzerland’s housing market is also raising concern as financial services firm UBS noted that the

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2013

(unaudited)

so-called “Bubble Index” is now at its highest since 1991, and the Swiss government is requiring banks to reserve more capital to back real estate related assets. With the currency so overvalued, the government does not have the option of raising interest rates to reduce demand.

China’s housing sector is showing signs that the rate of price increases has begun to abate, and in Hong Kong, discounts are being offered to stimulate sales, which has reduced concerns about prices rising too far ahead of income growth.

Property Sector

Japan:     After much anticipation of a turnaround in the Japanese market on the back of Abenomics, the reality is proving to be less substantial than the dream. For the year, average office rents in Tokyo declined by over 2%, as landlords remained reluctant to raise rents and focused, instead, on reducing vacancy. This is generally the case worldwide as tenants struggle with slow growth rates for their own businesses. Tokyo office vacancies continued to decline, falling to 7.3%, from 7.9% during the fourth quarter, indicating that the long-awaited upturn in rental rates may be nearing – in fact the top-quality buildings have been able to increase rents somewhat already. In a further complication for corporations in Japan, the yen declined sharply (down 6.7% vs. the US dollar during the quarter), lifting input costs at the same time as the government is pushing companies to raise wages to stimulate growth. This has clearly had an impact on new lease negotiations as tenants are pressing landlords for short-term concessions. Businesses are also concerned about the impact of the upcoming consumption tax increase (rising from 5% to 8% in April), which is likely to have caused buyers to bring forward sales. This raises the likelihood of a slump later in the year.

When the government stopped it’s buying of JREIT shares, the sector began to lose some of its allure, leaving share prices close to flat near the end of the year. The taxable developers rose 9.4% over the fourth quarter, although this barely outpaced the decline in the currency. Although the government has suggested that it may resume JREIT share purchases, the amount would be relatively small (US$3 billion committed) and many argue that Prime Minister Shinzo Abe’s “arrows” could be used more effectively than to push up share prices for a relatively illiquid group of companies. After surging over 70% last year, we would expect the Japanese property sector to experience some profit-taking in 2014 - unless the reforms in Japan spur more enthusiasm for the market’s growth prospects. At present, the JREIT shares are trading, on average, at more than 40% above net asset value (“NAV”) while, according to our estimates, the developers are trading 10-15% below fair value. We continue to invest in the developers rather than the JREITs given the higher quality, better liquidity and more attractive valuations of the developers.

Hong Kong/China:     The Chinese residential market has been far more resilient than expected. However, investor enthusiasm towards the sector remains muted, and this has weighed on performance over both the year and fourth quarter with valuations reaching as much as 60% discounts to NAV. Demand for property has been solely dependent on end-users, as the speculators have been largely eradicated by government measures. For the well-capitalized and better-managed state-owned enterprises, property sales hit record-breaking levels and have exceeded expectations. At the same time, margins for the larger developers were only modestly lower. Expectations for the coming year are relatively strong with most developers projecting sales growth of 15-20%, which also assumes that the economic growth rate for China is at the low end of expectations and in line with the government’s forecast of 7.5%.

The Hong Kong market seems to have been affected more by global investors’ concerns about China’s growth prospects than the China developers – with good reason. The Chinese government’s attempts to reduce demand for luxury goods affected Hong Kong based high-end retail shops and global retailers alike. In mid-December, Prada announced that sales would decline in the coming year due, most specifically, to China’s crackdown on luxury items for government officials. However, due to a severe shortage of retail space in this market, rental rates have increased during the year by nearly 15% for the top-quality retail locations and 5% for the overall market.

The Hong Kong government’s efforts to cool demand for housing have also had a major impact on price development, although, as in the case of China’s residential market, if the product is well-priced, there is significant demand. During the second half of the year, residential sales were lackluster and well below the prior year, but started to pick up dramatically late in the fourth quarter when discounts were offered. This slow sales period was also attributable to new rules on sales brochures and more stringent disclosure requirements for developers, which forced many to amend their marketing materials. Once these new requirements were implemented, sales rose swiftly, and developers recorded their highest sales in 10 years during the normally slow Christmas period. For example,

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2013

(unaudited)

a 170-unit project offered by Sun Hung Kai at year-end was completely sold out within three hours, after attracting over 3600 bids – proving the market is anything but moribund.

While mortgage rates remain low, at 2%, the government has raised the minimum down payment on multiple occasions since 2010 – lifting the requirement to 60% for luxury homes – and this has had an impact at the margin for home buyers. More importantly, these measures have served to deleverage this sector and, as of November, the average loan-to-value was 54.5%. The combined impact of anti-growth measures, concerns about a potential rise in US interest rates and the slowing trend in global growth has weighed on this market. Company share prices have reached unusually high discounts to NAV relative to their long-term averages (40-60% vs. the long-term average of 20-30%). We continue to overweight Hong Kong/China.

Singapore:     After eight rounds of property measures since 2009, the government has finally managed to stem the rising tide of house prices as the index eased 0.8% Quarter on Quarter (“QoQ”) in the fourth quarter, registering its first decline since 2009. It is clear that the most effective measure for reducing demand, and therefore home prices, is to increase down payment requirements and debt service coverage ratios for all buyers (first-time home buyers are excluded from these measures). In order for a buyer to secure financing for a second home purchase, the annual income must exceed 60% of debt service – roughly double the requirement in the US. In a move that dampened demand further, the government restricted local residents with less than three years of permanent residency from buying an apartment in a public housing project. As concerns have grown over the record completions due over 2015-2016, the government has cut land and public apartment supply for 2014 by about 20%. Some sellers and developers have started to lower their asking prices, but demand for the right product at the right price remains steady. Mortgage rates are expected to stay low and with strong household balance sheets (the average loan-to-value ratio of outstanding housing loans stands at a healthy 47%, as of the third quarter), we would not expect much deterioration in overall home prices. In fact, judging by recent land bids, local developers remain positive. Most importantly, with low unemployment and steadily rising incomes, affordability is improving. Singapore developers have been trading at discounts to NAV of 35-50%, well above the long-term average discount to NAV of 15-20%, and have more than priced-in a healthy correction in property prices. Unlike previous cycles, the developers today are also more diversified both in terms of property types and location (ex-Singapore).

Australia:     The Australian economy is still suffering from the impact of low commodity demand and an expensive currency. Unemployment is expected to continue rising until the pace of global growth accelerates. The prospects for the housing sector, however, have improved, despite the general economic gloom, as the market continues to benefit from a long-term shortage of supply, combined with increasing flexibility among lenders. Further growth in the sector has been spurred by rising house prices and – as virtually all mortgage debt is floating rate – a reduction in interest rates by the central bank. The retail sector has been suffering due to the strength of the currency, which has led to more offshore and internet purchases in favor of local consumption. However, with the 4.5% slide in the Australian dollar vs. the US dollar during the fourth quarter, the prospects for retailers have improved. The retailers have been upgrading their product offerings and bolstering sales efforts, which has also helped. The office sector in the major markets of Sydney, Melbourne and Brisbane have not been helped by recent additions to supply as the economy is slowing. One of the most significant projects in Sydney, the Barangeroo mixed-use project by Lend Lease, will deliver over 3 million square feet of new office space and some committed tenants are already looking to sublease their space. This is likely to put more downward pressure on rental rates, as the market is already experiencing weak rental trends for office.

Emerging Asia:     While still suffering from the effects of global capital outflows from the region, some of the key markets in emerging Asia faced political and environmental upheaval over the quarter. The government’s response to the typhoon in the Philippines exposed the depth of the country’s political dysfunction, thereby weakening sentiment in a market that had been performing well during the year. Thailand experienced its most challenging political crisis since the riots in 2010 after a misjudged attempt by Prime MinisterYingluck Shinawatra’s government to restore the reputation of the prime minister’s disgraced brother Thaksin Shinawatra. Anti-Thaksin sentiment remains rampant across the country and this latest effort stoked political tensions that the incumbent prime minister had sought to avoid during her administration. Thai stocks declined sharply, losing up to 10%, but given the overall health of the economy, we view this as a buying opportunity. As for the rest of emerging Asia, the global slowdown has affected export volumes and this weakness has been more than adequately reflected in share prices. Our emerging market exposure has been primarily to Thailand and we have continued to avoid markets such as Brazil and India.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2013

(unaudited)

UK:     Economic data from the UK was better than expected for much of the fourth quarter, until in the last weeks of the period a series of releases suggested that the region’s economic momentum – although clearly not declining – was potentially running out of steam. As noted above, some concern has arisen over the pending property tax to stem the surge in house prices, however this has been mitigated by the fact that the tax will not come into effect until April 2015 and the government is yet to specify what percentage of “future gains” will be targeted by the tax. The vagueness of the policy has not dampened global enthusiasm for London property and may have actually accelerated buyers’ plans to enter the market. While rising interest rates could slow the pace of demand, the Bank of England seems unwilling to raise rates too soon and risk a slowdown in its recovering economy.

London’s property sector remains very strong, with solid tenant demand in traditional as well as “fringe” areas. Google’s new headquarters in King’s Cross – one of the less desirable business areas – has led to an expansion of demand from other tenants. Rents in the area are now approaching £70 per square foot, a level that previously would be expected only in the better-quality locations in the West End. Property companies, such as Great Portland Estates plc, are among the beneficiaries of global demand for London property and have formed ventures with sovereign wealth funds like the governments of Singapore and Norway to reduce overall company risk profiles and take advantage of these funds’ low cost of capital. Retail space is also in high demand due to the shortage of supply and, in spite of the ongoing rise of internet sales. Local brokers estimate that there are up to 10 leading international brands competing for store space as it becomes available in top West End locations. It now appears that the strength of the London market is spreading to other parts of the UK, although the excess capacity in some of these markets will remain a challenge for rental growth. While we would expect the UK economy to continue to expand and London to continue to experience solid rental growth, much of the good news has been factored into share prices and we would not expect this market to outperform its global peers over the coming year in the way that is has done in the past. We continue to prefer the West End market.

The Continent:     The European markets have a high degree of differentiation, with “bubble” fears hanging over the housing sectors of some of the stronger economies and signs of recovery in the weakest. Demand for property has led to declining property yields, and buyers are clearly counting on a general economic recovery to support these valuations. Due to Europe’s general economic malaise, additions to supply are virtually non-existent, which, provided the turnaround continues, bodes well for future valuations. There are pockets of prosperity in the region’s property market, notably the rise in retail rents in some of Europe’s most-desirable locations as retailers benefit from limited supply conditions. Landlords can justify rent increases of as much as 33% in Oslo, Norway, and over 7% on the best street in Milan (Via Montenapoleone), but rents on Geneva’s top retail street fell 14% (source: Colliers International, JPMorgan). Otherwise, office rental rates have been relatively flat and are not expected to grow until the pace of economic growth accelerates. Higher-quality buildings will benefit initially as the spread between the best buildings and their lesser-quality counterparts is minimal and tenants gravitate to the buildings with the greatest operating efficiency and the lowest cost per workstation. Discounts to NAV in this market are modest, ranging from 5-20% depending on company quality. These valuations, however, do not incorporate recent sales to international buyers who are increasingly anxious to buy Europe “on the cheap” in anticipation of rent increases. Consequently, we would expect share prices in this market to continue rising to narrow this gap.

Outlook

The property market appears to be discounting slower growth and rising interest rates – two seemingly contradictory phenomena – and we would expect the sector’s lagging performance relative to the broader market to reverse. The obvious exceptions to this are the markets that have outperformed, such as Japan and the UK. Short-term interest rates should remain relatively low as central bankers seem more anxious to spur growth than concern themselves with inflation – a dynamic which is positive for the property market. It is especially encouraging to see such strong demand for property globally, which effectively mitigates downside risk. However, property values cannot be expected to expand without rental growth, which may not occur in some markets until much later in 2014. In the meantime, we would expect the property markets to continue to be highly differentiated, and for stock selection to drive outperformance.

Our portfolios have been overweight Hong Kong/China and, while this has not played out as expected for our investors over the past 12 months, we believe the attractive valuations and the expected improvement in the economy in China will at the very least cause these stocks to revert to their long-term mean discounts to NAV. The world has become so much more dependent on China’s economy that we would not expect the rest of Asia or Australia to show signs of improvement without better economic data from

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2013

(unaudited)

China. Japan’s economy is forecast to continue to improve although the pace of recovery may disappoint as the most critical “third arrow” is dependent on wage growth, and this is not something easily controlled by the government.

Europe’s economy may continue to surprise to the upside as politicians realize that economic stimulus is not to be derived from raised taxes. France’s President Francois Hollande recently floated the idea of reducing government spending and taxes. The move, should it come, would be a positive development, but what surprised and encouraged us more about the suggestion was that it was mooted by one of the most devout socialist leaders in the region. Other European markets are expanding at a faster pace than expected and, if the trend in bond yields are any indication, as previously noted, this will assist in the recovery process. We expect that the banks will continue to reduce their exposure to the sector and this will lead to the creation of new public companies with, what we hope will be, high-quality management teams. We would also expect such companies to have access to public and private capital to expand, supplanting bank debt with equity.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund - Institutional Shares

December 31, 2013

(unaudited)

	Returns for the Periods Ended December 31, 2013
	Average Annual Total Return
	Six	One	Five	Since
	Month	Year	Years	Inception*

E.I.I. International Property Fund	7.51%	4.28%	16.69%	10.31%
FTSE EPRA / NAREIT Developed ex-US Index(1)	7.15%	6.14%	15.86%	8.66%

*  Inception date was July 1, 2004.

(1) FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.01% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2013

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended December 31, 2013 the E.I.I. Global Property Fund rose 1.8% on a per share basis compared to an increase of 1.9% for the FTSE EPRA/NAREIT Developed Index (the “Index”). For the calendar year 2013 the Fund returned 0.6% versus 4.4% for the Index. Net assets in the Fund totaled $1,093.3 million at the end of the year.

Overview

During most of the fourth quarter global markets were fixated on the timing of the much talked about “taper” of quantitative easing (“QE”) in the US and the impact that it might have on the global economy. After a series of relatively disappointing US employment and economic data, most analysts had expected the Federal Reserve (“Fed”) to hold fire on announcing any unwinding of QE until 2014. The market was, therefore, surprised when the announcement came in late December that the Fed would reduce its bond purchases from $85 billion a month to $75 billion beginning January 2014. Contrary to expectations, the move prompted a surge in the US equity market, as well as a corresponding decline in bond markets, with the yield on the 10-year treasury note closing above 3% for the first time since mid-2011.

Outcomes from China’s long-awaited Plenum added to market jitters during the fourth quarter as China’s leaders gave minimal substance to their promises to deal with critical issues surrounding the growth of the world’s second-largest economy.

Global markets also had to contend with political headwinds blowing in from elsewhere: escalating of tensions over air and sea rights between China and Japan, continued turbulence in the Middle East, and rapidly deteriorating economic and political conditions in Turkey, Brazil and India. Despite these challenges, the broader equity markets performed well as investors began to shift out of the safe haven of government bonds in favor of equities – in particular social media and higher risk/growth opportunities.

The higher-yielding asset classes – such as global REITs – saw their appeal diminish and most property markets underperformed their broader market peers during both the quarter and the year. This was most pronounced in the US where the REITs returned 2.5% for the year, significantly lagging the S&P 500, which rose over 30% in 2013.

By the end of the fourth quarter, some positive signals began to emerge. In Spain and several other European markets there were signs of a recovery in retail sales, while, in the US, data continued its upward trend – albeit at a modest rate – and the announcement of the January commencement of tapering seemed to have a calming effect on markets globally. Bond yields in most developed markets have also started to rise, hopefully as a harbinger of further growth, rather than a potential obstacle to future fixed investment.

After the end of the fourth quarter, new data emerged that indicated that Europe’s economy might be stronger than had been expected – particularly in Sweden, Italy and France. In November, these three economies saw industrial and manufacturing production surprise on the upside, while economic performance in the United Kingdom (“UK”) was somewhat weaker than expected. Germany continued its run of solid data, indicating that this export-oriented economy is finding customers worldwide. China reported much stronger imports than forecast, which may have contributed to Germany’s improving export prospects. Most of the economic data for the quarter is indicating that the global recovery remains on track, however the pace of growth may be sub-trend, which should allow for a benign interest rate environment for the foreseeable future. This will be positive for property shares, particularly the more income-oriented REITs worldwide.

During the fourth quarter, there was plenty of concern about housing “bubbles” in the UK, as has been the case for most of the year. Prices for prime residential property in London now average £2,400 per square foot. Although this has remained unchanged for the past three years, it is not what we might expect given the “bubble” concerns. The UK government is planning to introduce a capital gains tax to stem the rise in prices, but this will not be implemented until April 2015, and there is as yet no indication of what the tax rate will be on “future gains”. Either way, the Treasury does not appear to have a concrete plan on the issue, and the market is unlikely to be disrupted by it in the near term.

Interestingly, concerns around a possible housing “bubble” now hang over the Netherlands and the Nordic region, where household debt (mainly mortgages) has reached all-time highs relative to incomes (170-200%). This places these markets well above their global peers in this respect. Switzerland’s housing market is also raising concern as financial services firm UBS noted that the

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

so-called “Bubble Index” is now at its highest since 1991, and the Swiss government is requiring banks to reserve more capital to back real estate related assets. With the currency so overvalued, the government does not have the option of raising interest rates to reduce demand.

China’s housing sector is showing signs that the rate of price increases has begun to abate, and in Hong Kong, discounts are being offered to stimulate sales, which has reduced concerns about prices rising too far ahead of income growth.

Market Analysis

The monetary policy induced sell-off in 2013 has brought back into focus a long standing debate amongst investors as to the interest rate sensitivity of REITS. Since the US REIT market is the world’s largest with the longest history, a review of US REIT behavior over interest rate cycles provides an historical perspective.

Several noteworthy studies have shown that the long-term correlation of US REIT returns and bonds has been essentially zero. A recent National Association of Real Estate Investment Trusts (“NAREIT”) study has shown that while there is little correlation with REIT performance and interest rates in the long run. However, there is evidence that REIT performance is significantly impacted at the inflection points in monetary policy when the Federal Reserve is deemed to have begun to tighten. There have been three periods over the past 23 years when this phenomenon has occurred and the sensitivity appears to have grown with each episode, reflecting both the increased size and character of the REIT market. In the first two periods in question, February through May of 1994 and April through June of 2004, short-term measurements using 1-month rolling correlations showed a sharp and distinct negative correlation immediately following the beginning of Federal Reserve monetary tightening. In 2013, the period of correction began with the May 21st hint that the Federal Reserve would consider tapering their $85 billion per month bond purchase plan (QE). REITs traded down -18% over the subsequent six-week period, which coincided with a move in the 10-year treasury from 1.6% to nearly 3.0%.

Given the actual taper event did not occur until December, the REITs continued to trade poorly and with a high correlation to interest for approximately seven months. The biggest differences between the first two episodes and the 2013 event was 1) the REIT sector was larger, more broadly owned, and thus more liquid at each occurrence and 2) the 1994 and 2004 events were explicit increases in the Federal Funds rate, conventional monetary policy, whereas the May taper talk was inexplicit at a time of unconventional monetary policy. In summary, the long-term correlation of REIT performance with interest rates is near zero, notwithstanding their reputation as interest sensitive. But that reputation does manifest itself with sharp corrections in REITs in each cycle at the inflection point when monetary policy first begins to tighten.

Asia

Japan:     After much anticipation of a turnaround in the Japanese market on the back of Abenomics, the reality is proving to be less substantial than the dream. For the year, average office rents in Tokyo declined by over 2%, as landlords remained reluctant to raise rents and focused, instead, on reducing vacancy. This is generally the case worldwide as tenants struggle with slow growth rates for their own businesses. Tokyo office vacancies continued to decline, falling to 7.3%, from 7.9% during the fourth quarter, indicating that the long-awaited upturn in rental rates may be nearing – in fact the top-quality buildings have been able to increase rents somewhat already. In a further complication for corporations in Japan, the yen declined sharply (down 6.7% vs. the US dollar during the quarter), lifting input costs at the same time as the government is pushing companies to raise wages to stimulate growth. This has clearly had an impact on new lease negotiations as tenants are pressing landlords for short-term concessions. Businesses are also concerned about the impact of the upcoming consumption tax increase (rising from 5% to 8% in April), which is likely to have caused buyers to bring forward sales. This raises the likelihood of a slump later in the year.

When the government stopped it’s buying of JREIT shares, the sector began to lose some of its allure, leaving share prices close to flat near the end of the year. The taxable developers rose 9.4% over the fourth quarter, although this barely outpaced the decline in the currency. Although the government has suggested that it may resume JREIT share purchases, the amount would be relatively small (US$3 billion committed) and many argue that Prime Minister Shinzo Abe’s “arrows” could be used more effectively than to push up share prices for a relatively illiquid group of companies. After surging over 70% last year, we would expect the Japanese property sector to experience some profit-taking in 2014 - unless the reforms in Japan spur more enthusiasm for the market’s growth

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

prospects. At present, the JREIT shares are trading, on average, at more than 40% above net asset value (“NAV”) while, according to our estimates, the developers are trading 10-15% below fair value. We continue to invest in the developers rather than the JREITs given the higher quality, better liquidity and more attractive valuations of the developers.

Hong Kong/China:     The Chinese residential market has been far more resilient than expected. However, investor enthusiasm towards the sector remains muted, and this has weighed on performance over both the year and fourth quarter with valuations reaching as much as 60% discounts to NAV. Demand for property has been solely dependent on end-users as the speculators have been largely eradicated by government measures. For the well-capitalized and better-managed state-owned enterprises, property sales hit record-breaking levels and have exceeded expectations. At the same time, margins for the larger developers were only modestly lower. Expectations for the coming year are relatively strong with most developers projecting sales growth of 15-20%, which also assumes that the economic growth rate for China is at the low end of expectations and in line with the government’s forecast of 7.5%.

The Hong Kong market seems to have been affected more by global investors’ concerns about China’s growth prospects than the China developers – with good reason. The Chinese government’s attempts to reduce demand for luxury goods affected Hong Kong based high-end retail shops and global retailers alike. In mid-December, Prada announced that sales would decline in the coming year due, most specifically, to China’s crackdown on luxury items for government officials. However, due to a severe shortage of retail space in this market, rental rates have increased during the year by nearly 15% for the top-quality retail locations and 5% for the overall market.

The Hong Kong government’s efforts to cool demand for housing have also had a major impact on price development, although, as in the case of China’s residential market, if the product is well-priced, there is significant demand. During the second half of the year, residential sales were lackluster and well below the prior year, but started to pick up dramatically late in the fourth quarter when discounts were offered. This slow sales period was also attributable to new rules on sales brochures and more stringent disclosure requirements for developers, which forced many to amend their marketing materials. Once these new requirements were implemented, sales rose swiftly, and developers recorded their highest sales in 10 years during the normally slow Christmas period. For example, a 170-unit project offered by Sun Hung Kai at year-end was completely sold out within three hours, after attracting over 3600 bids – proving the market is anything but moribund.

While mortgage rates remain low, at 2%, the government has raised the minimum down payment on multiple occasions since 2010 – lifting the requirement to 60% for luxury homes – and this has had an impact at the margin for homebuyers. More importantly, these measures have served to deleverage this sector and, as of November, the average loan-to-value was 54.5%. The combined impact of anti-growth measures, concerns about a potential rise in US interest rates and the slowing trend in global growth has weighed on this market. Company share prices have reached unusually high discounts to NAV relative to their long-term averages (40-60% vs. the long-term average of 20-30%). We continue to overweight Hong Kong/China.

Singapore:     After eight rounds of property measures since 2009, the government has finally managed to stem the rising tide of house prices as the index eased 0.8% Quarter on Quarter (“QoQ”) in the fourth quarter, registering its first decline since 2009. It is clear that the most effective measure for reducing demand, and therefore home prices, is to increase down payment requirements and debt service coverage ratios for all buyers (first-time homebuyers are excluded from these measures). In order for a buyer to secure financing for a second home purchase, the annual income must exceed 60% of debt service – roughly double the requirement in the US. In a move that dampened demand further, the government restricted local residents with less than three years of permanent residency from buying an apartment in a public housing project. As concerns have grown over the record completions due over 2015-2016, the government has cut land and public apartment supply for 2014 by about 20%. Some sellers and developers have started to lower their asking prices, but demand for the right product at the right price remains steady. Mortgage rates are expected to stay low and with strong household balance sheets (the average loan-to-value ratio of outstanding housing loans stands at a healthy 47%, as of the third quarter), we would not expect much deterioration in overall home prices. In fact, judging by recent land bids, local developers remain positive. Most importantly, with low unemployment and steadily rising incomes, affordability is improving. Singapore developers have been trading at discounts to NAV of 35-50%, well above the long-term average discount to NAV of 15-20%, and have more than priced-in a healthy correction in property prices. Unlike previous cycles, the developers today are also more diversified both in terms of property types and location (ex-Singapore).

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

Australia:     The Australian economy is still suffering from the impact of low commodity demand and an expensive currency. Unemployment is expected to continue rising until the pace of global growth accelerates. The prospects for the housing sector, however, have improved, despite the general economic gloom, as the market continues to benefit from a long-term shortage of supply, combined with increasing flexibility among lenders. Further growth in the sector has been spurred by rising house prices and – as virtually all mortgage debt is floating rate – a reduction in interest rates by the central bank. The retail sector has been suffering due to the strength of the currency, which has led to more offshore and internet purchases in favor of local consumption. However, with the 4.5% slide in the Australian dollar vs. the US dollar during the fourth quarter, the prospects for retailers have improved. The retailers have been upgrading their product offerings and bolstering sales efforts, which has also helped. The office sector in the major markets of Sydney, Melbourne and Brisbane have not been helped by recent additions to supply as the economy is slowing. One of the most significant projects in Sydney, the Barangeroo mixed-use project by Lend Lease, will deliver over 3 million square feet of new office space and some committed tenants are already looking to sublease their space. This is likely to put more downward pressure on rental rates as the market is already experiencing weak rental trends for office.

Emerging Asia:     While still suffering from the effects of global capital outflows from the region, some of the key markets in emerging Asia faced political and environmental upheaval over the quarter. The government’s response to the typhoon in the Philippines exposed the depth of the country’s political dysfunction, thereby weakening sentiment in a market that had been performing well during the year. Thailand experienced its most challenging political crisis since the riots in 2010 after a misjudged attempt by Prime MinisterYingluck Shinawatra’s government to restore the reputation of the prime minister’s disgraced brother Thaksin Shinawatra. Anti-Thaksin sentiment remains rampant across the country and this latest effort stoked political tensions that the incumbent prime minister had sought to avoid during her administration. Thai stocks declined sharply, losing up to 10%, but given the overall health of the economy, we view this as a buying opportunity. As for the rest of emerging Asia, the global slowdown has affected export volumes and this weakness has been more than adequately reflected in share prices. Our emerging market exposure has been primarily to Thailand and we have continued to avoid markets such as Brazil and India.

Europe

UK:     Economic data from the UK was better than expected for much of the fourth quarter, until in the last weeks of the period a series of releases suggested that the region’s economic momentum – although clearly not declining – was potentially running out of steam. As noted above, some concern has arisen over the pending property tax to stem the surge in house prices, however this has been mitigated by the fact that the tax will not come into effect until April 2015 and the government is yet to specify what percentage of “future gains” will be targeted by the tax. The vagueness of the policy has not dampened global enthusiasm for London property and may have actually accelerated buyers’ plans to enter the market. While rising interest rates could slow the pace of demand, the Bank of England seems unwilling to raise rates too soon and risk a slowdown in its recovering economy.

London’s property sector remains very strong, with solid tenant demand in traditional as well as “fringe” areas. Google’s new headquarters in King’s Cross – one of the less desirable business areas – has led to an expansion of demand from other tenants. Rents in the area are now approaching £70 per square foot, a level that previously would be expected only in the better-quality locations in the West End. Property companies, such as Great Portland Estates plc, are among the beneficiaries of global demand for London property and have formed ventures with sovereign wealth funds like the governments of Singapore and Norway to reduce overall company risk profiles and take advantage of these funds’ low cost of capital. Retail space is also in high demand due to the shortage of supply and, in spite of the ongoing rise of internet sales. Local brokers estimate that there are up to 10 leading international brands competing for store space as it becomes available in top West End locations. It now appears that the strength of the London market is spreading to other parts of the UK, although the excess capacity in some of these markets will remain a challenge for rental growth. While we would expect the UK economy to continue to expand and London to continue to experience solid rental growth, much of the good news has been factored into share prices and we would not expect this market to outperform its global peers over the coming year in the way that is has done in the past. We continue to prefer the West End market.

The Continent:     The European markets have a high degree of differentiation, with “bubble” fears hanging over the housing sectors of some of the stronger economies and signs of recovery in the weakest. Demand for property has led to declining property yields, and buyers are clearly counting on a general economic recovery to support these valuations. Due to Europe’s general economic malaise, additions to supply are virtually non-existent, which, provided the turnaround continues, bodes well for future valuations.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

There are pockets of prosperity in the region’s property market, notably the rise in retail rents in some of Europe’s most-desirable locations as retailers benefit from limited supply conditions. Landlords can justify rent increases of as much as 33% in Oslo, Norway, and over 7% on the best street in Milan (Via Montenapoleone), but rents on Geneva’s top retail street fell 14% (source: Colliers International, JPMorgan). Otherwise, office rental rates have been relatively flat and are not expected to grow until the pace of economic growth accelerates. Higher-quality buildings will benefit initially as the spread between the best buildings and their lesser-quality counterparts is minimal and tenants gravitate to the buildings with the greatest operating efficiency and the lowest cost per workstation. Discounts to NAV in this market are modest, ranging from 5-20% depending on company quality. These valuations, however, do not incorporate recent sales to international buyers who are increasingly anxious to buy Europe “on the cheap” in anticipation of rent increases. Consequently, we would expect share prices in this market to continue rising to narrow this gap.

US

Given the various cross-currents and volatility in the REIT sector during 2013, it is not too surprising to have seen an extremely wide divergence in stock performance amongst the property sectors. A key defensive mechanism for operating in the midst of the “taper tantrum” was to substantially shorten the lease duration of the portfolio, not unlike what bond managers do with their bond portfolios in rising interest rate environments and focus on sectors with industry leading cash flow growth. The best performing property sectors during 2013, lodging (27.2%), self-storage (9.5%) and industrial (7.4%) all have traditionally short lease durations and exhibited cyclically high growth characteristics, which went a long way towards providing a cushion. All three sectors also tend to have revenue streams that are more highly correlated to gross domestic product (“GDP”) growth, which proved to be a tailwind for the better part of the year.

The worst performing sectors in 2013 were healthcare (-7.1%), apartments (-6.2%) and regional malls (-1.0%). In the case of healthcare, which has been a poor performer most of the year, the bond-like characteristics of the asset class coupled with the potential hindering of the “spread investment” operating model was too much of a challenge to overcome. The biggest knock on the apartment sector in 2013 was the moderating growth story given that the sector is in the later stages of the cycle and development deliveries are still accelerating, though the December announcement of the merger of Essex Property Trust Inc. (ESS) and BRE Properties Inc. (BRE) helped performance at year-end. Regional malls did manage to outperform the REIT group in the fourth quarter even though holiday sales only achieved the low end of consensus expectations and brick-and-mortar sales were far outshined by e-commerce sales. The silver lining on the e-commerce front is that the traditional retailers have now become much more competitive with the on-line only retailers through their omni-channel operating models and this is proving to be a winning formula.

Office

Overall U.S. job growth continues to improve and expectation is for monthly job growth to accelerate to over 200,000 net new jobs per month in 2014; however a lot of this job growth is low paying and less office intensive than in previous recoveries. The office sector faces additional headwinds as office worker densification and telecommuting are long-term trends that will continue to hinder growth. On the bright side, supply remains well below the historical average, and the markets that are seeing supply are areas where office using job growth is strong enough to absorb new space coming onto the market. Markets levered towards technology, advertising, media, information and energy are seeing the most growth, which is helping to offset weakness from law, finance and government tenants.

Cap rates remain sticky despite a significant increase in the 10 year treasury rate in 2013 and with expectation of further rate increases in 2014 the worry is that valuation estimates will have to decrease as cap rates will have nowhere to go but up. We favor higher barrier to entry central business district (“CBD”) markets levered towards outsized job growth and companies within these markets that can develop at yields that are significantly above current market cap rates. This should help to offset any decrease in values from increasing cap rates and increase the likelihood of upward revisions to both NAV and earnings.

Regional Malls

Retail sales growth declined to the low single digits in the second half of 2013 from the high single digits in early 2012 generating mall REIT sector headwinds. Although sales growth in the high single digits was unsustainable and represented a recovery from the 2007-2009 recession, we have yet to see stabilization where the normalized tenant sales growth rate for the sector is in the 3-5%

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

range. We believe that the trend is cyclical partly as the consumer has focused on big-ticket items, which do not generate significant sales in malls, but also due to a structural issue — the shift in doing business from the store to the Internet where Internet sales are growing at a mid-teens rate.

On the operating front, we believe that mall operating fundamentals have hit peak levels with healthy sector occupancy gains of close to 1.0% in 2013, good pricing flexibility, and also robust same center net operating income (“NOI”) growth of approximately 4.0% in 2013 — 1.0% ahead of the sector’s long term average. The sector has benefited from very low tenant defaults, good demand for space from retailers that have yet to adjust their business plans for a slowing sales environment, and virtually no new supply of malls. Given the downsizing of the importance of the anchor store in the mall, anchor demand that supports construction of new malls is very limited. On the other hand, a shake out of the traditional mall anchor is a key issue in 2014 with weakness to note at both JCPenney and Sears where the risk is high that both retailers could close stores. Despite the mixed outlook noted, a key investment characteristic of the malls is a very stable operating performance due to the longer lease cycle of this asset class, which likely leads to same-center NOI growth remaining above the long term sector average in 2014 supported by more modest occupancy gains and good pricing flexibility.

Mall cap rates remain sticky despite the recent increase in interest rates. High-quality assets are trading in a cap rate range of 4.5-5.5% with lower productivity assets in a range of 7.0-8.0%.

Shopping Centers

Shopping center demand for REIT quality product was strong in 2013 and is likely to increase in 2014 as very little supply is slated to come on to the market over the next several years and growth plans from major retailers have started to accelerate. Demand from the small local retailers is weak but improving. The increase in home values in 2013 likely gives them more room to negotiate with local and national banks willing to lend to them for expansion plans, however we haven’t seen evidence that lending standards have really loosened that much and the majority of local tenants remain under water on their home despite the recent rise in home values. Demand from national tenants is strong and accelerating as they are having difficulty finding locations that can meet their short and intermediate term growth plans. In addition, they can no longer drive earnings through cost cutting measures and are looking more aggressively at growing top line revenue to drive future profits. Categories such as books, electronics and office supply are on the watch list for bankruptcy/consolidation, but there is more than enough demand from big box retailers to soak up this potential shadow supply.

Apartments

The outlook for 2014 continues to paint a decelerating picture for multifamily revenue and NOI growth, with the exception for West Coast centric names ESS & BRE. Furthermore, supply pressures continue to build, and expectation for the sector in 2014 is clearly a more moderated view of growth than has been experienced over the last 18-24 months. Axiometrics forecasts have supply growing nationally by 323,000 units in 2014 versus the 275,000 per year historical average and 184,000 in 2013. That said, supply growth may not be as detrimental to fundamentals as in past cycles given historically low supply growth from 2010-2012 at roughly on 125,000 units per year, however moderation is expected to be concentrated mostly in Washington DC and the Sunbelt markets in 2014 (especially for A-quality assets), with the West Coast markets holding up well (Seattle and Northern California slowing but still strong relative to other markets) and Southern California beginning to close the gap on its lagging recovery (especially for B-quality assets). Helping to offset some of these headwinds will be positive demand trends such as job growth, household formations and favorable demographics which should help absorb some of this new supply in select markets.

A headwind to the sector is cap rates movement higher, ranging from 20-50 basis points (“bps”), given rising interest rates and slowing rev/NOI growth. However, most of the bad news is already priced into stocks given that the Multifamily subsector trading at a low teen discount to NAV versus a1% premium historically, and Multifamily has historically been the least negatively impacted by rising interest rates due to shorter lease terms. Share repurchase should become increasingly attractive though uncertainty with regard to interest rates, asset pricing and government-sponsored enterprise (“GSE”) direction should limit activity.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

Healthcare

With their diversified portfolios, the operating performance for the healthcare REITs is mixed. Senior housing portfolio fundamentals have held up well with NOI growth of 5% plus in the operating portfolios and 2.5-3.0% in the triple net leased portfolios. However, construction starts have increased dramatically with starts totaling approximately 5% of total supply. As a result, NOI growth in the operating portfolios likely peaked in 2013, and we expect some slowing in 2014. Due to the chaotic roll out of the Affordable Care Act (“ACA”), medical office tenants likely hit the pause button with regard to securing new space late in the year. Although the ACA faces numerous hurdles in 2014, we are seeing enrollment increase particularly with regard to Medicaid patients. As a result, demand for space in medical office portfolios could begin to accelerate. Finally, nursing home operator fundamentals have been in a protracted negative trend due to reimbursement cuts such as the 2% Medicare cut from sequestration and also lower admissions. However, nursing home operating performance has held up and continues to support rental payments to healthcare REITs. All told, healthcare REIT NOI growth should hold up reasonably well in 2014 with overall same-center NOI growth in the 2-3% range.

Healthcare facility cap rates also have remained sticky, which has hurt the sector from an investment perspective since healthcare REIT stocks have come under pressure, increasing their cost of capital. The result is a difficult spread-investment market — a key component of healthcare REIT earnings growth. Healthcare REIT implied cap rates are in the mid-6% range, while pricing on assets has not changed since private investors remain active in the space. Senior housing acquisition cap rates have held in the 6.0% to 7.5% range, while medical office building cap rates are in the range of 6.25% to up to 8.0% for select assets.

Lodging

Lodging sector fundamentals remain steady, and there are potentially less macro concerns on the horizon. Overall, demand growth is still positive, tracking at roughly 2.0% according to SmithTravelResearch (“STR”), which is similar to the third quarter’s growth. Supply growth remains fairly stable at 0.7%, which is where it’s been for the past year. Most expectations for 2014 are that supply rises to 1%-1.5%. This is a level that warrants monitoring, but is still below the 2% long-term average. In the fourth quarter, occupancy rose by roughly 200 bps according to STR. This was the best quarterly occupancy growth of the year, but Average Daily Rate (“ADR”) growth remains the more important metric at this point in the cycle. ADR grew roughly 3% in the fourth quarter, which is slightly lower than the 4% year-to-date (“YTD”) growth. Fourth quarter revenue per available room (“RevPAR”) is estimated at roughly 6%, which is very similar to the overall 2013 growth. Most RevPAR outlooks remain in the 5.0%-7.0% for 2014 forecasts. Generally, fundamentals should remain intact during 2014, and RevPAR growth is anticipated to improve for the REIT’s. A substantial amount of capital remains tabbed for hotel investments, but the amount of product available for sale remains limited.

Self-Storage

Storage fundamentals are strong overall, but results have likely peaked. Demand is steady, and supply is still in check, but occupancies have essentially peaked, limiting revenue growth from here. Third quarter occupancy reached a record 91-92% for the public companies, but year over year (“YOY”) occupancy growth of 2.7% was the lowest in five quarters. With frictional vacancy of roughly 7% for the sector, upside from current levels is likely modest. A positive is that operators are more aggressive with rate. This led to RevPAF growth for the third quarter of nearly 8%, the best on record. However, revenue growth was 7.0%, lower than the second quarter’s 7.7%. We generally expect revenue growth to decelerate from here, but storage should lead almost all other property types in 2014. Expense growth is returning to more normalized levels, but marketing and promotion savings from higher occupancy will help operators manage increases in other areas, such as property taxes and utilities. The NOI outlooks for 2013 have improved since the beginning of the year, with the average forecast rising from nearly 5.5% to over 9.0%.

Despite the recent increase in interest rates, storage cap rates remain unchanged. Currently, core properties are regularly trading at a low 6% cap rate or lower, and portfolios are probably trading with at least a 50 bps premium. The transaction market remains busy with the REIT’s continuing to lead the market.

Industrial

Historically, Industrial real estate rents and net absorption have been driven by GDP growth and more specifically homebuilding, both of which are predicted to continue improving in 2014. In addition to the traditional demand drivers there has been a development

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

frenzy by online retailers that are trying to create more efficient distribution and fulfillment centers enabling same day or next day delivery service. These demand drivers coupled by muted new supply have led to the lowest vacancy rates seen across the sector since 2007.

With this backdrop, Industrial should be poised for strong cash flow growth in 2014, initially. However, we are starting to see the availability of development capital flowing back into the space and are concerned that new supply could tick up. The short life cycle of developing this product type along with asset trades in certain major submarkets reaching in excess of replacement costs, could create a backlog of new supply in the second half of 2014.

Triple Net Lease

Net lease fundamentals have gone from red hot to toned down. The increase in the 10-year treasury yield has had the most dramatic effect on this sector. Net lease with its predominately long-term leases and low rental bumps has the most sensitivity to rate fluctuations. Before tapering discussions these REITs were able to issue equity at highly accretive levels that created a virtuous circle of external growth. This trade has unwound and the largest REITs who were the largest acquirers over the past 2 years will find it more and more difficult to grow cash flow.

Thus far, the private market cap rates have not changed materially. Cap rates during the fourth quarter of 2013 were up 0-50 bps across product types compared to historic lows during the first and second quarters of 2013. However, stocks are down 20%+ in some cases and the long-term debt costs have gone up 150+ bps. For the sector to become more interesting companies will need to be creative in sourcing deals or there will need to be a corresponding large increase in cap rates for private market transactions to enable the REITs to grow externally.

Commerical Mortgage

The 10-year treasury has moved up to 3.0% from a low of 1.6% during 2013 and 1.9% at the beginning of 2013, normally this is not the ideal investment environment for a mortgage REIT. Despite the increase in rates, the fundamentals for the CRE mREIT sector remain strong. Dodd Frank and Basel III have created a regulatory environment where banks have seen large increases in capital charges and as a result they are not as aggressive on lending for non-stabilized assets nor on large loans. Additionally, funding rates for the CRE mREITs have actually decreased as the credit spread has tightened more than their base rate on intermediate duration financing. Domestically, the underlying fundamentals have improved significantly and as a result have de-risked the existing portfolio.

Furthermore, most CRE mREITs have operations with affiliates in Europe, a market that we believe will create outsized risk adjusted returns in 2014 for debt investments. Banks in Europe are even more hamstrung than here in the US and credit has been even tighter.

Our outlook for the sector overall is favorable for 2014. We favor companies with strong access to capital, which can execute larger transactions, execute on matched term financing ideally in a non-recourse manner and those with the in-house capabilities to underwrite loans in Europe.

Outlook

The property market appears to be discounting slower growth and rising interest rates – two seemingly contradictory phenomena – and we would expect the sector’s lagging performance relative to the broader market to reverse. The obvious exceptions to this are the markets that have outperformed, such as Japan and the UK. Short-term interest rates should remain relatively low as central bankers seem more anxious to spur growth than concern themselves with inflation – a dynamic which is positive for the property market. It is especially encouraging to see such strong demand for property globally, which effectively mitigates downside risk. However, property values cannot be expected to expand without rental growth, which may not occur in some markets until much later in 2014. In the meantime, we would expect the property markets to continue to be highly differentiated, and for stock selection to drive outperformance.

Our portfolios have been overweight Hong Kong/China and, while this has not played out as expected for our investors over the past 12 months, we believe the attractive valuations and the expected improvement in the economy in China will at the very least

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2013

(unaudited)

cause these stocks to revert to their long-term mean discounts to NAV. The world has become so much more dependent on China’s economy that we would not expect the rest of Asia or Australia to show signs of improvement without better economic data from China. Japan’s economy is forecast to continue to improve although the pace of recovery may disappoint as the most critical “third arrow” is dependent on wage growth, and this is not something easily controlled by the government.

Europe’s economy may continue to surprise to the upside as politicians realize that economic stimulus is not to be derived from raised taxes. France’s President Francois Hollande recently floated the idea of reducing government spending and taxes. The move, should it come, would be a positive development, but what surprised and encouraged us more about the suggestion was that it was mooted by one of the most devout socialist leaders in the region. Other European markets are expanding at a faster pace than expected and, if the trend in bond yields are any indication, as previously noted, this will assist in the recovery process. We expect that the banks will continue to reduce their exposure to the sector and this will lead to the creation of new public companies with, what we hope will be, high-quality management teams. We would also expect such companies to have access to public and private capital to expand, supplanting bank debt with equity.

In the US, with the financial markets now appearing to have “come to terms” with the moderation and eventual elimination of quantitative easing, the actual impact on the sector should be much more muted going forward. Recent research has done a commendable job of isolating the impacts of various external events on REIT performance and quantitative easing is an example of one externality that clearly lifted the group when initially implemented and caused dislocation upon announcement of its pending removal, yet external factors such as accelerating economic growth, employment growth, and attractive supply/demand dynamics will have a more far reaching impact over the longer term.

The consensus view for economic activity in the US in 2014 can be best described as a “Goldilocks” scenario, with real GDP growth expected to accelerate to +3.0%, inflation to come in well below the Federal Reserve’s target level of 2.0% and an outlook for job growth, spending and the housing market which collectively bode extremely well for commercial real estate.

The large divergence in returns between small cap and large cap REITs, a phenomenon, which goes back to the fall of 2012, is also poised to reverse in 2014. There is a fundamental case to be made for large cap REITs today both on an absolute and relative basis versus small caps and to the extent that the valuation gap does not close in the short term, we believe that many companies will be apt to proactively work to arbitrage away these disparities. This could take the form of stock buyback programs, joint venture asset sales, outright asset sales, or some combination of all of the above. The private markets continue to have a large and deep appetite for institutional quality real estate and this demand is coming from diverse sources that are domiciled both on and off-shore.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund - Institutional Shares

December 31, 2013

(unaudited)

	Returns for the Periods Ended December 31, 2013 Average Annual Total Return
	Six Month	One Year	Five Year	Since Inception*

E.I.I. Global Property Fund	1.81%	0.61%	15.62%	-0.56%
FTSE EPRA / NAREIT Developed Index(1)	1.94%	4.39%	16.06%	-0.50%

*  Inception date was February 1, 2007.

(1)  FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.01% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period July 1, 2013 to December 31, 2013
Expense Table
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*	Net Annualized Expense Ratio
E.I.I. Realty Securities Fund
Actual Fund Return	$1,000.00	$974.70	$3.98	0.80%
Hypothetical 5% Return	$1,000.00	$1,021.17	$4.08	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000.00	$1,075.20	$5.23	1.00%
Hypothetical 5% Return	$1,000.00	$1,020.16	$5.09	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000.00	$1,018.10	$5.09	1.00%
Hypothetical 5% Return	$1,000.00	$1,020.16	$5.09	1.00%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

As of December 31, 2013

(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]
Apartments	17.37%
Office Property	16.54%
Regional Malls	15.12%
Healthcare	11.28%
Hotels & Lodging	7.36%
Industrials	7.11%
Shopping Centers	5.64%
Self Storage	4.21%
Diversified	4.09%
Mixed	3.40%
Mortgage Banking	2.45%
Short Term Investment	2.12%
Retail - Freestanding	1.96%
Timber	1.21%

Subtotal	99.86%
Other Assets In Excess Of Liabilities	0.14%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	47.41%
Japan	12.93%
Hong Kong	11.82%
United Kingdom	7.01%
Singapore	5.47%
Australia	3.87%
France	2.80%
Canada	2.60%
Netherlands	2.26%
Sweden	1.50%
Thailand	1.20%
Spain	1.12%
Germany	0.09%

Subtotal	100.08%
Liabilities In Excess Of Other Assets	(0.08)%

Total	100.00%

E.I.I. International Property Fund

Countries[1]
Japan	26.41%
Hong Kong	20.13%
United Kingdom	13.85%
Singapore	9.60%
Australia	8.12%
United States	4.76%
Netherlands	4.48%
France	4.16%
Spain	2.31%
Germany	2.03%
Sweden	1.74%
Thailand	1.47%

Subtotal	99.06%
Other Assets In Excess Of Liabilities	0.94%

Total	100.00%

[1]	As a percentage of net assets as of December 31, 2013. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2013

(unaudited)

	Shares	Value

COMMON STOCKS – 3.44%

Apartments — 1.92%
American Homes 4 Rent	24,200	$392,040

Total Apartments (Cost $386,397)		392,040

Hotels & Lodging — 1.52%
Starwood Hotels & Resorts Worldwide, Inc.	3,900	309,855

Total Hotels & Lodging (Cost $263,324)		309,855

Total Common Stocks (Cost $649,721)		701,895

REAL ESTATE INVESTMENT TRUSTS (REITS) – 94.30%

Apartments — 15.45%
American Campus Communities, Inc.	14,100	454,161
BRE Properties, Inc.	6,700	366,557
Equity Residential	17,200	892,164
Essex Property Trust, Inc.	5,600	803,656
Mid-America Apartment Communities, Inc.	10,500	637,770

Total Apartments (Cost $2,872,956)		3,154,308

Diversified — 4.09%
Vornado Realty Trust	9,400	834,626

Total Diversified (Cost $771,930)		834,626

Healthcare — 11.28%
Health Care REIT, Inc.	15,800	846,406
Healthcare Realty Trust, Inc.	19,000	404,890
National Health Investors, Inc.	3,500	196,350
Ventas, Inc.	14,950	856,336

Total Healthcare (Cost $2,167,992)		2,303,982

Hotels & Lodging — 5.84%
LaSalle Hotel Properties	6,800	209,848
Strategic Hotels & Resorts, Inc.*	60,600	572,670
Summit Hotel Properties, Inc.	45,700	411,300

Total Hotels & Lodging (Cost $1,109,053)		1,193,818

Industrials — 7.11%
EastGroup Properties, Inc.	4,200	243,306
Prologis, Inc.	32,739	1,209,706

Total Industrials (Cost $1,337,239)		1,453,012

Mixed — 3.40%
Liberty Property Trust	20,500	694,335

Total Mixed (Cost $720,138)		694,335

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2013

(unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Mortgage Banking — 2.45%
Colony Financial, Inc.	24,700	$501,163

Total Mortgage Banking (Cost $472,474)		501,163

Office Property — 16.54%
Alexandria Real Estate Equities, Inc.	14,000	890,680
Boston Properties, Inc.	11,300	1,134,181
Kilroy Realty Corp.	17,000	853,060
SL Green Realty Corp.	5,400	498,852

Total Office Property (Cost $3,012,481)		3,376,773

Regional Malls — 15.12%
Macerich Co. (The)	11,500	677,235
Simon Property Group, Inc.	12,900	1,962,864
Taubman Centers, Inc.	7,000	447,440

Total Regional Malls (Cost $1,949,552)		3,087,539

Retail - Freestanding — 1.96%
National Retail Properties, Inc.	13,200	400,356

Total Retail - Freestanding (Cost $438,348)		400,356

Self Storage — 4.21%
Extra Space Storage, Inc.	10,800	455,004
Sovran Self Storage, Inc.	6,200	404,054

Total Self Storage (Cost $843,463)		859,058

Shopping Centers — 5.64%
Federal Realty Investment Trust	7,600	770,716
Tanger Factory Outlet Centers	11,900	381,038

Total Shopping Centers (Cost $1,007,422)		1,151,754

Timber — 1.21%
Plum Creek Timber Co., Inc.	5,300	246,503

Total Timber (Cost $238,328)		246,503

Total Real Estate Investment Trusts (REITS) (Cost $16,941,376)		19,257,227

SHORT TERM INVESTMENT (UNITED STATES) – 2.12%
BlackRock Liquidity Funds Treasury Trust Fund – Institutional Class	432,413	432,413

Total Short Term Investment (United States) (Cost $432,413)		432,413

Total Investments — 99.86% (Cost $18,023,510)		20,391,535
Other Assets In Excess Of Liabilities — 0.14%		28,887

Net Assets — 100.00%		$20,420,422

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2013

(unaudited)

	Shares	Value

COMMON STOCKS – 64.46%

Germany — 2.03%
Deutsche Annington Immobilien SE*	323,300	$8,005,778
DIC Asset AG	1,105,522	10,174,635

Total Germany (Cost $28,922,838)		18,180,413

Hong Kong — 20.13%
China Overseas Land & Investment, Ltd.	10,134,256	28,490,873
China Resources Land, Ltd.	3,300,000	8,179,462
Guangzhou R&F Properties Co., Ltd., H Shares	9,000,000	13,161,730
Hang Lung Properties, Ltd.	7,531,300	23,795,423
Hysan Development Co., Ltd.	5,884,918	25,348,034
Kerry Properties, Ltd.	6,216,025	21,563,658
Lifestyle International Holdings, Ltd.	10,802,800	20,005,443
Lifestyle Properties Development, Ltd.*	482,640	99,587
Shangri-La Asia, Ltd.	8,133,492	15,859,381
Sun Hung Kai Properties, Ltd.	1,844,168	23,390,109

Total Hong Kong (Cost $162,491,518)		179,893,700

Japan — 26.41%
AEON Mall Co., Ltd.	762,900	21,434,466
Daiwa House Industry Co., Ltd.	1,380,300	26,722,952
Mitsubishi Estate Co., Ltd.	1,835,000	54,989,122
Mitsui Fudosan Co., Ltd.	1,443,200	52,059,436
Nomura Real Estate Holdings, Inc.	1,107,400	24,962,868
Sumitomo Realty & Development Co., Ltd.	923,000	46,005,206
Tokyu Fudosan Holdings Corp.	1,040,000	9,776,849

Total Japan (Cost $163,542,018)		235,950,899

Singapore — 9.36%
CapitaLand, Ltd.	8,019,600	19,255,429
City Developments, Ltd.	2,750,100	20,920,765
Hongkong Land Holdings, Ltd.	3,619,200	21,353,280
Keppel Land, Ltd.	2,500,000	6,616,744
Wing Tai Holdings, Ltd.	9,924,960	15,454,294

Total Singapore (Cost $85,681,498)		83,600,512

Spain — 2.31%
Melia Hotels International, SA	1,608,175	20,652,516

Total Spain (Cost $22,134,763)		20,652,516

Sweden — 1.74%
Castellum AB	995,401	15,514,232

Total Sweden (Cost $10,528,688)		15,514,232

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2013

(unaudited)

	Shares	Value

COMMON STOCKS (Continued)

Thailand — 1.47%
Central Pattana pcl – Foreign Line	9,528,200	$11,982,505
Central Pattana pcl – NVDR Line	900,000	1,131,825

Total Thailand (Cost $5,623,973)		13,114,330

United Kingdom — 1.01%
Capital & Counties Properties plc	1,655,000	9,022,090

Total United Kingdom (Cost $6,702,592)		9,022,090

Total Common Stocks (Cost $485,627,888)		575,928,692

REAL ESTATE INVESTMENT TRUSTS (REITS) – 29.84%

Australia — 8.12%
CFS Retail Property Trust	6,675,130	11,592,596
GPT Group	4,980,280	15,119,382
Mirvac Group	6,700,000	10,050,449
Stockland	6,749,940	21,757,474
Westfield Retail Trust	5,275,000	13,988,794

Total Australia (Cost $77,074,789)		72,508,695

France — 4.16%
ICADE	242,227	22,549,871
Klepierre	314,981	14,596,416

Total France (Cost $31,518,958)		37,146,287

Netherlands — 4.48%
Unibail-Rodamco SE	156,381	40,068,732

Total Netherlands (Cost $31,619,171)		40,068,732

Singapore — 0.24%
Mapletree Greater China Commercial Trust	3,200,000	2,130,037

Total Singapore (Cost $2,428,406)		2,130,037

United Kingdom — 12.84%
Derwent London plc	566,160	23,391,553
Great Portland Estates plc	2,638,761	26,174,367
Hammerson plc	2,560,000	21,281,047
Land Securities Group plc	2,257,600	36,020,359
Shaftesbury plc	759,432	7,885,073

Total United Kingdom (Cost $75,697,120)		114,752,399

Total Real Estate Investment Trusts (REITS) (Cost $218,338,444)		266,606,150

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2013

(unaudited)

	Shares	Value

SHORT TERM INVESTMENT (UNITED STATES) - 4.76%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	42,538,877	$42,538,877

Total Short Term Investment (United States) (Cost $42,538,877)		42,538,877

Total Investments — 99.06% (Cost $746,505,209)		885,073,719
Other Assets In Excess Of Liabilities — 0.94%		8,395,557

Net Assets — 100.00%		$893,469,276

*	Denotes non-income producing security.

Sector Diversification	% of Net Assets	Value
Real Estate	82.64%	$738,373,785
Consumer Cyclicals	11.66%	104,161,057
Short-Term Investment	4.76%	42,538,877

Total Investments	99.06%	885,073,719
Other Assets In Excess Of Liabilities	0.94%	8,395,557

Net Assets	100.00%	$893,469,276

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2013

(unaudited)

	Shares	Value

COMMON STOCKS – 36.35%

Germany — 0.09%
DIC Asset AG	105,748	$973,248

Total Germany (Cost $1,380,088)		973,248

Hong Kong — 11.82%
China Overseas Land & Investment, Ltd.	6,915,168	19,440,912
China Resources Land, Ltd.	3,122,000	7,738,267
Guangzhou R&F Properties Co., Ltd., H Shares	4,500,000	6,580,865
Hang Lung Properties, Ltd.	5,924,900	18,719,942
Hysan Development Co., Ltd.	5,039,736	21,707,592
Kerry Properties, Ltd.	4,659,123	16,162,698
Lifestyle International Holdings, Ltd.	7,421,400	13,743,510
Lifestyle Properties Development, Ltd.*	371,070	76,565
Shangri-La Asia, Ltd.	6,787,950	13,235,728
Sun Hung Kai Properties, Ltd.	935,512	11,865,366

Total Hong Kong (Cost $129,966,543)		129,271,445

Japan — 12.93%
AEON Mall Co., Ltd.	834,800	23,454,571
Daiwa House Industry Co., Ltd.	1,455,600	28,180,779
Mitsubishi Estate Co., Ltd.	1,053,500	31,570,049
Mitsui Fudosan Co., Ltd.	1,208,300	43,586,070
Sumitomo Realty & Development Co., Ltd.	293,000	14,604,036

Total Japan (Cost $98,820,680)		141,395,505

Singapore — 5.47%
CapitaLand, Ltd.	6,581,050	15,801,404
City Developments, Ltd.	2,253,300	17,141,472
Hongkong Land Holdings, Ltd.	3,225,000	19,027,500
Keppel Land, Ltd.	2,050,000	5,425,730
Wing Tai Holdings, Ltd.	1,520,498	2,367,589

Total Singapore (Cost $60,941,582)		59,763,695

Spain — 1.12%
Melia Hotels International, SA	956,500	12,283,571

Total Spain (Cost $9,199,321)		12,283,571

Sweden — 1.50%
Castellum AB	1,051,000	16,380,793

Total Sweden (Cost $13,392,527)		16,380,793

Thailand — 1.20%
Central Pattana pcl - Foreign Line	10,405,000	13,085,154

Total Thailand (Cost $4,627,975)		13,085,154

United States — 2.22%
American Homes 4 Rent	469,600	7,607,520

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2013

(unaudited)

	Shares	Value

COMMON STOCKS (Continued)

United States (Continued)
Starwood Hotels & Resorts Worldwide, Inc.	210,400	$16,716,280

Total United States (Cost $20,222,483)		24,323,800

Total Common Stocks (Cost $338,551,199)		397,477,211

REAL ESTATE INVESTMENT TRUSTS (REITS) – 61.22%

Australia — 3.87%
CFS Retail Property Trust	3,650,000	6,338,899
GPT Group	3,600,000	10,929,059
Stockland	5,001,960	16,123,109
Westfield Retail Trust	3,361,100	8,913,315

Total Australia (Cost $47,863,915)		42,304,382

Canada — 2.60%
RioCan Real Estate Investment Trust	1,216,771	28,373,187

Total Canada (Cost $31,596,435)		28,373,187

France — 2.80%
ICADE	243,350	22,654,415
Klepierre	171,446	7,944,915

Total France (Cost $26,699,048)		30,599,330

Netherlands — 2.26%
Unibail-Rodamco SE	96,559	24,740,836

Total Netherlands (Cost $19,511,835)		24,740,836

United Kingdom — 7.01%
Derwent London plc	470,000	19,418,591
Great Portland Estates plc	2,078,520	20,617,231
Hammerson plc	1,600,000	13,300,655
Land Securities Group plc	1,120,000	17,869,774
Shaftesbury plc	523,800	5,438,540

Total United Kingdom (Cost $51,502,173)		76,644,791

United States — 42.68%
Alexandria Real Estate Equities, Inc.	389,300	24,767,266
American Campus Communities, Inc.	466,800	15,035,628
Boston Properties, Inc.	281,400	28,244,118
BRE Properties, Inc.	177,600	9,716,496
DDR Corp.	667,868	10,265,131
Equity Residential	678,600	35,198,982
Essex Property Trust, Inc.	178,100	25,559,131
Federal Realty Investment Trust	225,700	22,888,237
Health Care REIT, Inc.	495,300	26,533,221
Host Hotels & Resorts, Inc.	1,329,429	25,844,100
Kilroy Realty Corp.	538,000	26,996,840

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2013

(unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United States (Continued)
LaSalle Hotel Properties	183,400	$5,659,724
Macerich Co. (The)	317,300	18,685,797
Plum Creek Timber Co., Inc.	299,800	13,943,698
Prologis, Inc.	1,062,007	39,241,159
Simon Property Group, Inc.	418,957	63,748,497
SL Green Realty Corp.	142,600	13,173,388
Taubman Centers, Inc.	344,395	22,013,728
Ventas, Inc.	340,600	19,509,568
Vornado Realty Trust	220,900	19,613,711

Total United States (Cost $437,371,262)		466,638,420

Total Real Estate Investment Trusts (REITS) (Cost $614,544,668)		669,300,946

SHORT TERM INVESTMENT (UNITED STATES) – 2.51%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	27,428,112	27,428,112

Total Short Term Investment (United States) (Cost $27,428,112)		27,428,112

Total Investments — 100.08% (Cost $980,523,979)		1,094,206,269
Liabilities In Excess Of Other Assets — (0.08)%		(915,145)

Net Assets — 100.00%		$1,093,291,124

*	Denotes non-income producing security.

Sector Diversification	% of Net Assets	Value
Real Estate	88.31%	$965,476,817
Consumer Cyclicals	9.26%	101,301,340
Short-Term Investment	2.51%	27,428,112

Total Investments	100.08%	1,094,206,269
Liabilities In Excess Of Other Assets	(0.08)%	(915,145)

Net Assets	100.00%	$1,093,291,124

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

December 31, 2013

(unaudited)

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
ASSETS:
Investments in securities at fair value (Cost $18,023,510, $746,505,209 and $980,523,979)	$20,391,535	$885,073,719	$1,094,206,269
Cash	31,578	1,053,303	—
Dividends receivable	97,464	2,200,990	3,933,977
Receivable for investment securities sold	296,235	—	—
Receivable for fund shares sold	—	8,740,446	6,544,307
Tax reclaim receivables	—	183,324	50,277
Prepaid Expenses	2,506	20,112	35,736

Total Assets	20,819,318	897,271,894	1,104,770,566

LIABILITIES:
Due to custodian	—	—	238,559
Payable for investment securities purchased	352,202	—	—
Payable for fund shares redeemed	—	1,623,740	8,882,677
Investment advisor fees payable	4,039	559,320	718,557
Administration fees payable	2,621	111,047	138,941
Transfer agent fees payable	838	13,165	12,238
Audit and tax fees payable	23,173	28,541	18,561
Legal fees payable	177	4,713	7,360
Custodian fees payable	8,772	110,463	89,964
Trustee fees payable	360	12,331	16,206
Foreign taxes payable	—	1,303,108	1,342,752
Accrued expenses and other payables	6,714	36,190	13,627

Total Liabilities	398,896	3,802,618	11,479,442

NET ASSETS	$20,420,422	$893,469,276	$1,093,291,124

NET ASSETS consist of:
Par value	45,978	458,478	653,757
Additional paid-in capital	18,089,555	1,078,314,495	1,036,382,409
Accumulated distributions in excess of net investment income (loss)	(12,540)	(37,708,942)	(22,785,770)
Accumulated net realized loss on investment transactions and foreign currency transactions	(70,596)	(286,173,884)	(34,647,532)
Net unrealized appreciation on foreign currency	—	10,619	5,970
Net unrealized appreciation on investment securities	2,368,025	138,568,510	113,682,290

NET ASSETS	$20,420,422	$893,469,276	$1,093,291,124

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,597,786	45,847,827	65,375,729

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$4.44	$19.49	$16.72

**

E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Six Months Ended December 31, 2013

(unaudited)

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $ — , $442,968 and $347,768)	$295,664	$11,070,123	$13,170,359

Total Investment Income	295,664	11,070,123	13,170,359

EXPENSES:
Investment advisory fees (see note C)	81,606	3,156,462	4,031,998
Administration fees	16,321	631,292	806,400
Trustees fees and expenses	643	22,903	30,414
Transfer agent fees	3,767	110,904	124,054
Legal fees	1,084	38,302	50,709
Audit and tax fees	17,048	28,966	20,670
Custodian fees	8,724	120,226	103,155
Registration and filing fees	5,046	21,760	25,045
Miscellaneous expenses	8,540	53,686	49,806

Total Expenses	142,779	4,184,501	5,242,251
Less: expenses waived / reimbursed by Adviser (see note C)	(55,734)	—	—
Plus: expenses recouped by Adviser (see note C)	—	24,115	133,746

Net Expenses	87,045	4,208,616	5,375,997

Net Investment Income	208,619	6,861,507	7,794,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	336,063	(7,044,910)	3,037,317
Net realized loss on foreign currency transactions	—	(93,135)	(59,037)
Net change in unrealized appreciation (depreciation) on investment securities*	(1,083,523)	56,503,713	7,733,404
Net change in unrealized appreciation on foreign currency transactions	—	42,315	24,996

Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	(747,460)	49,407,983	10,736,680

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(538,841)	$56,269,490	$18,531,042

* Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($1,303,108) and ($1,342,752), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$208,619	$337,396
Net realized gain on investment transactions	336,063	4,371,290
Net change in unrealized depreciation on investment securities	(1,083,523)	(2,828,364)

Net increase (decrease) in net assets resulting from operations	(538,841)	1,880,322

Distributions From:
Net investment income	(307,702)	(328,479)
Net realized gains on securities	(2,664,563)	—

Total Distributions	(2,972,265)	(328,479)

Capital Share Transactions — Institutional Class:
Shares issued	290,328	94,392
Shares reinvested	2,820,849	265,365
Shares redeemed	(1,059,142)	(4,805,576)
Redemption fees	—	994

Net increase (decrease) from capital share transactions	2,052,035	(4,444,825)

Total decrease in net assets	(1,459,071)	(2,892,982)

NET ASSETS
Beginning of Period	21,879,493	24,772,475

End of Period	$20,420,422	$21,879,493

Shares Issued and Redeemed — Institutional Class:
Shares issued	59,368	18,798
Shares reinvested	634,677	51,714
Shares redeemed	(210,106)	(926,031)

	483,939	(855,519)

Undistributed (Overdistributed) Net Investment Income	$(12,540)	$86,543

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 6,861,507	$9,806,164
Net realized gain (loss) on investment transactions	(7,044,910)	10,256,376
Net realized loss on foreign currency transactions	(93,135)	(217,193)
Net change in unrealized appreciation on investment securities	56,503,713	82,664,477
Net change in unrealized appreciation (depreciation) on foreign currency transactions	42,315	(25,098)

Net increase in net assets resulting from operations	56,269,490	102,484,726

Distributions From:
Net investment income	(27,696,659)	(12,530,715)

Total Distributions	(27,696,659)	(12,530,715)

Capital Share Transactions — Institutional Class:
Shares issued	181,736,050	239,938,784
Shares reinvested	17,794,658	7,945,353
Shares redeemed	(66,653,868)	(141,932,539)
Redemption fees	31,398	49,944

Net increase from capital share transactions	132,908,238	106,001,542

Total increase in net assets	161,481,069	195,955,553

NET ASSETS
Beginning of Period	731,988,207	536,032,654

End of Period	$893,469,276	$731,988,207

Shares Issued and Redeemed — Institutional Class:
Shares issued	9,169,923	12,874,199
Shares reinvested	934,593	418,397
Shares redeemed	(3,353,714)	(7,724,096)

	6,750,802	5,568,500

Distributions in Excess of Net Investment Income	$(37,708,942)	$(16,873,790)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 7,794,362	$ 10,814,317
Net realized gain on investment transactions	3,037,317	16,925,114
Net realized loss on foreign currency transactions	(59,037)	(212,782)
Net change in unrealized appreciation on investment securities	7,733,404	33,880,790
Net change in unrealized appreciation (depreciation) on foreign currency transactions	24,996	(23,653)

Net increase in net assets resulting from operations	18,531,042	61,383,786

Distributions From:
Net investment income	(23,076,132)	(16,766,150)

Total Distributions	(23,076,132)	(16,766,150)

Capital Share Transactions — Institutional Class:
Shares issued	173,928,660	477,740,960
Shares reinvested	22,203,508	16,019,198
Shares redeemed	(102,250,000)	(119,655,349)
Redemption fees	44,847	17,718

Net increase from capital share transactions	93,927,015	374,122,527

Total increase in net assets	89,381,925	418,740,163

NET ASSETS
Beginning of Period	1,003,909,199	585,169,036

End of Period	$1,093,291,124	$1,003,909,199

Shares Issued and Redeemed — Institutional Class:
Shares issued	10,199,322	28,120,426
Shares reinvested	1,347,300	956,370
Shares redeemed	(6,006,751)	(7,005,944)

	5,539,871	22,070,852

Overdistributed Net Investment Income	$ (22,785,770)	$ (7,504,000)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$5.32		$4.99	$4.43	$3.34	$2.26	$4.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.05(1)		0.08	0.06	0.04(1)	0.08	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.18)		0.32	0.55	1.12	1.07	(1.76)

Total from Investment Operations	(0.13)		0.40	0.61	1.16	1.15	(1.68)

LESS DISTRIBUTIONS:
Net Investment Income	(0.08)		(0.07)	(0.05)	(0.07)	(0.07)	(0.09)
Net Realized Gains on Securities	(0.67)		—	—	—	—	(0.01)

Total Distributions	(0.75)		(0.07)	(0.05)	(0.07)	(0.07)	(0.10)

REDEMPTION FEES	—		—(2)	—(2)	—(2)	—	—

Net Asset Value, End of Period	$4.44		$5.32	$4.99	$4.43	$3.34	$2.26

Total Return(3)	(2.53)%(4)		8.10%	13.88%	34.96%	51.56%	(42.14)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)	$20,420		$21,879	$24,772	$18,722	$13,582	$13,459
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%	(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.31%	(5)	1.28%	1.30%	1.44%	1.78%	1.61%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.92%	(5)	1.44%	1.32%	1.09%	2.52%	2.82%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.41%(5)		0.96%	0.82%	0.45%	1.54%	2.01%
Portfolio Turnover Rate	47%(4)		114%	81%(6)	99%	110%	71%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.
(6)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$18.72	$15.99	$18.87	$14.20	$13.36	$16.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.18(1)	0.27(1)	0.28(1)	0.36	0.23(1)	0.26
Net Gain (Loss) on Securities (Realized and Unrealized)	1.21	2.81	(2.19)	4.68	0.86	(3.36)

Total from Investment Operations	1.39	3.08	(1.91)	5.04	1.09	(3.10)

LESS DISTRIBUTIONS:
Net Investment Income	(0.62)	(0.35)	(0.97)	(0.37)	(0.25)	(0.30)
Net Realized Gains on Securities	—	—	—	—	—	(0.03)

Total Distributions	(0.62)	(0.35)	(0.97)	(0.37)	(0.25)	(0.33)

REDEMPTION FEES(2)	—	—	—	—	—	—

Net Asset Value, End of Period	$19.49	$18.72	$15.99	$18.87	$14.20	$13.36

Total Return(3)	7.52%(4)	19.25%	(9.08)%	35.63%	7.96%	(17.99)%
RATIOS/SUPPLEMENTAL DATA(5)
Net Assets, End of Period (thousands)	$893,469	$731,988	$536,033	$639,480	$447,139	$460,171
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00%(6)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.99%(6)	1.00%	1.04%	1.03%	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.63%(6)(7)	1.45%	1.73%	2.11%	1.49%	1.78%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	1.64%(6)	1.44%	1.69%	2.08%	1.44%	1.73%
Portfolio Turnover Rate	2%(4)	8%	13%	10%	8%	21%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	In addition to the fees and expenses which the International Fund bears directly, the International Fund indirectly bears a pro rate share of the fees and expenses of the acquired funds in which it invests, such indirect expenses are not included in the reported ratios.
(6)	Annualized.
(7)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Year Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$16.78		$15.50		$15.87	$12.12	$10.05	$14.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.14		0.23(1)		0.21(1)	0.22	0.19	0.22
Net Gain (Loss) on Securities (Realized and Unrealized)	0.16		1.43		(0.13)(2)	3.79	2.07	(4.00)

Total from Investment Operations	0.30		1.66		0.08	4.01	2.26	(3.78)

LESS DISTRIBUTIONS:
Net Investment Income	(0.36)		(0.38)		(0.45)	(0.26)	(0.19)	(0.18)
Net Realized Gains on Securities	—		—		—	—	—	—

Total Distributions	(0.36)		(0.38)		(0.45)	(0.26)	(0.19)	(0.18)

REDEMPTION FEES(3)	—		—		—	—	—	—

Net Asset Value, End of Period	$16.72		$16.78		$15.50	$15.87	$12.12	$10.05

Total Return(4)	1.81%(5)		10.76%		0.89%	33.26%	22.36%	(26.75)%
RATIOS/SUPPLEMENTTAL DATA(6)
Net Assets, End of Period (thousands)	$1,093,291		$1,003,909		$585,169	$347,122	$203,268	$107,975
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00%	(7)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.98%	(7)	0.99%		1.02%	1.03%	1.06%	1.12%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.45%	(7)(8)	1.34%	(8)	1.46%	1.65%	1.87%	2.35%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	1.47%	(7)	1.35%		1.45%	1.63%	1.81%	2.23%
Portfolio Turnover Rate	8%	(5)	19%		14%	18%	19%	39%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(6)	In addition to the fees and expenses which the Global Fund bears directly, the Global Fund indirectly bears a pro rate share of the fees and expenses of the acquired funds in which it invests, such indirect expenses are not included in the reported ratios.
(7)	Annualized.
(8)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

December 31, 2013

(unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds, while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctaution.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2013, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates:    The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation:    Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which act as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/ or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements:    The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

—    Level 1 — quoted prices in active markets for identical investments

—    Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2013:

E.I.I. REALTY SECURITIES FUND	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$20,391,535	$20,391,535	$—	$—

Total	$20,391,535	$20,391,535	$—	$—

E.I.I. INTERNATIONAL PROPERTY FUND	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock:
Japan	$235,950,899	$9,776,849	$226,174,050	$—
Sweden	15,514,232	—	15,514,232	—
Thailand	13,114,330	—	13,114,330	—
All other countries	311,349,231	311,349,231	—	—
Real Estate Investment Trusts:
France	37,146,287	37,146,287	—	—
Netherlands	40,068,732	40,068,732	—	—
Singapore	2,130,037	2,130,037	—	—
United Kingdom	114,752,399	114,752,399	—	—
All other countries	72,508,695	72,508,695	—	—
Short-Term Investment	42,538,877	42,538,877	—	—

Total	$885,073,719	$630,271,107	$254,802,612	$—

E.I.I. GLOBAL PROPERTY FUND	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock:
Japan	$141,395,505	$—	$141,395,505	$—
Sweden	16,380,793	—	16,380,793	—
Thailand	13,085,154	—	13,085,154	—
All other countries	226,615,759	226,615,759	—	—
Real Estate Investment Trusts:
Canada	28,373,187	28,373,187	—	—
France	30,599,330	30,599,330	—	—
Netherlands	24,740,836	24,740,836	—	—
United Kingdom	76,644,791	76,644,791	—	—
United States	466,638,420	466,638,420	—	—
All other countries	42,304,382	42,304,382	—	—
Short-Term Securities	27,428,112	27,428,112	—	—

Total	$1,094,206,269	$923,344,817	$170,861,452	$—

* See Schedule of Investments for geographic and industry sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, equity investments amounting to $366,065,675 and $248,662,926 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 2 investments at the beginning of the period.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

Of the level 2 investments presented above, equity investments amounting to $164,682,117 and $106,058,861 for the E.I.I. International Property Fund and E.I.I. Global Property Fund respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investments are principally traded. The Funds’ foreign equity securities may often be valued at fair value.

Foreign Currency Translation:    Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes:    The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions:    Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses:    The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition:    Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions:    Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:    The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of December 31, 2013, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk:    The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk:    For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk:    Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications:    In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Reality Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

EII will also provide administrative services to the Funds. Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. EII has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which EII pays BNY Mellon to provide certain administrative services to the Trust.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the six months ended December 31, 2013 was $55,000.

Mr. Joseph Gyourko resigned as Independent Trustee of the Board effective September 11, 2013. Ms. Karin Shewer joined the Board as an Independent Trustee effective November 18, 2013.

Distributor

Foreside Funds Distributors LLC serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the Funds’ respective expense limitations, in effect at the time the expenses were waived, is as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Six Months ended December 31, 2013	$55,734	$—	$—
Fiscal Year ended 2013	112,192	10,964	—
Fiscal Year ended 2012	101,853	220,105	17,960
Fiscal Year ended 2011	107,460	160,600	—

Total	$377,239	$391,669	$17,960

The Adviser of E.I.I. International Property Fund has recouped $24,115 from the fiscal year ended 2011.

The Adviser of E.I.I. Global Property Fund has recouped $77,943 from the fiscal year ended 2011 and $55,803 from the fiscal year ended 2012.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

D. Investment Transactions:

For the Six Months Ended December 31, 2013, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Purchases	$9,793,333	$116,926,864	$172,241,160
Sales	10,533,151	19,592,553	77,049,544

E. Components of Distributable Earnings:

As of June 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Undistributed ordinary income	$86,543	$4,699,209	$2,746,148
Undistributed Capital Gains	2,424,973	—	—
Unrealized appreciation*	3,284,479	54,388,120	92,487,469

Total accumulated earnings	$5,795,995	$59,087,329	$95,233,617

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2013, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

Fund	Capital Loss Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$—	$—	$—	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(34,427,379)	—	(34,427,379)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2013:

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	(3,616,435)	(18,828,953)
E.I.I. Global Property Fund	—	—

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2013

(unaudited)

F. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2013. For the fiscal year ended June 30, 2013 the Funds did not defer any losses to July 1, 2013.

G. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2013 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$18,023,510	$2,743,253	$(375,228)	$2,368,025
E.I.I. International Property Fund	746,505,209	185,238,387	(46,669,877)	138,568,510
E.I.I. Global Property Fund	980,523,979	152,219,670	(38,537,380)	113,682,290

H. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through February 25, 2014 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

December 31, 2013

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser & Administrator	Legal Counsel
EII Realty Securities, Inc.	Kramer, Levin, Naftalis & Frankel LLP
640 Fifth Avenue 8th Floor	1177 Avenue of the Americas
New York, NY 10019	New York, NY 10036
(800) 667-0794
Independent Registered Public Accounting Firm
Sub-Administrator	Ernst & Young LLP
BNY Mellon Investment Servicing (US) Inc.	5 Times Square
4400 Computer Drive	New York, NY 10036
Westborough, MA 01581-5120
Officers & Trustees
Transfer Agent	Richard J. Adler, President,
BNY Mellon Investment Servicing (US) Inc.	Chief Executive Officer & Trustee
760 Moore Road	Kathleen Heineken, Secretary
King of Prussia, PA 19406	Michael J. Meagher, Treasurer &
Chief Compliance Officer
Custodian	Warren K. Greene, Independent
The Bank of New York Mellon	Chairman & Trustee
2 Hanson Place	Karin Shewer, Independent Trustee
Brooklyn, NY 11217	Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee
Distributor	Michael J. Abbott, Independent Trustee
Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII Realty Securities Trust

By (Signature and Title)* /s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date 2/27/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date 2/27/2014

By (Signature and Title)* /s/ Michael J. Meagher
Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date 2/26/2014

* Print the name and title of each signing officer under his or her signature.